UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sterling Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

111 North Wall Street

Spokane, Washington 99201

March 15, 2012

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of shareholders of Sterling Financial Corporation. The Annual Meeting will be held in the Discovery Ballroom, Section B, at the Hilton Hotel, 301 W. 6th Street in Vancouver, Washington, on April 25, 2012, at 10:00 a.m., local time.

The formal Notice of Annual Meeting of shareholders and the proxy statement are attached and describe the proposals to be voted on at the Annual Meeting. The Board of Directors believes the proposals are in the best interests of Sterling and its shareholders and, accordingly, recommends that you vote “FOR” each of the proposals. We will also report on Sterling’s operations and respond to questions of general interest to shareholders.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. We urge you to complete, sign and date your proxy card and promptly return it in the postage-paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Sincerely,

/s/ J. Gregory Seibly
J. Gregory Seibly
President and Chief Executive Officer

111 North Wall Street

Spokane, Washington 99201

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of shareholders of Sterling Financial Corporation (“Sterling”) will be held in the Discovery Ballroom, Section B, at the Hilton Hotel, 301 W. 6th Street in Vancouver, Washington, on April 25, 2012, at 10:00 a.m., local time, for the following purposes:

1.	To elect eleven Directors of Sterling for terms ending in the year 2013;

2.	To consider and approve an advisory (non-binding) resolution approving Sterling’s executive compensation;

3.	To consider and approve an advisory (non-binding) vote on the frequency of voting on Sterling’s executive compensation;

4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Sterling for the year ending December 31, 2012; and

5.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the attached proxy statement. Only shareholders of record at the close of business on February 29, 2012, the record date, will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN, OR WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO EITHER: (1) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR (2) VOTE VIA THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS PROVIDED IN THE PROXY CARD THAT YOU RECEIVE.

By Order of the Board of Directors,

/s/ Andrew J. Schultheis
Andrew J. Schultheis
Executive Vice President, General Counsel and Secretary

Spokane, Washington

March 15, 2012

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. A proxy card and self-addressed envelope are enclosed for your convenience. No postage is required if mailed in the United States.

Page
PROXY STATEMENT	1
Date, Time, Place and Purpose of Sterling’s Annual Meeting	1
Questions and Answers about the Proxy Materials and Annual Meeting	1
Important notice regarding the availability of proxy materials for the Annual Meeting of shareholders to be held on April 25, 2012	5
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	7
PROPOSAL 1: ELECTION OF ELEVEN DIRECTORS OF STERLING FOR TERMS ENDING IN THE YEAR 2013	8
BOARD OF STERLING FINANCIAL CORPORATION	9
INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES	13
Director Compensation Table	14
Director Stock and Option Awards	15
CORPORATE GOVERNANCE	18
PROPOSAL 2: APPROVAL OF AN ADVISORY RESOLUTION APPROVING STERLING’S EXECUTIVE COMPENSATION	20
PROPOSAL 3: APPROVAL OF AN ADVISORY RESOLUTION ON THE FREQUENCY OF VOTING TO APPROVE STERLING’S EXECUTIVE COMPENSATION	21
EXECUTIVE OFFICERS	22
EXECUTIVE COMPENSATION	25
Compensation Discussion and Analysis	25
Compensation Peer Group	27
Summary Compensation Table	34
Components of All Other Compensation	35
Grants of Plan-Based Awards	37
Outstanding Equity Awards at Fiscal Year-End	39
Option Exercises and Stock Vested	40
Pension Benefits	40
Nonqualified Deferred Compensation	40
Potential Post-Employment Payments	42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	52
EQUITY COMPENSATION PLAN INFORMATION	55
TRANSFER RESTRICTIONS AND RIGHTS PLAN	56
PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR STERLING FOR THE YEAR ENDING DECEMBER 31, 2012, AND ANY INTERIM PERIODS	57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES	59
AUDIT COMMITTEE REPORT	60
COMPENSATION AND GOVERNANCE COMMITTEE REPORT	61
COMPENSATION AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	61
INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS	61
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	62
SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING	62
OTHER MATTERS	62
ANNUAL REPORT	62

i

STERLING FINANCIAL CORPORATION

111 North Wall Street

Spokane, Washington 99201

PROXY STATEMENT

Annual Meeting of Shareholders

To be Held April 25, 2012

Date, Time, Place and Purpose of Sterling’s Annual Meeting

The 2012 annual meeting of shareholders of Sterling Financial Corporation (“Sterling” or “we,” “us” or “our”), including any postponements or adjournments thereof (the “Annual Meeting”), will be held at 10:00 a.m., local time, on April 25, 2012, in the Discovery Ballroom, Section B, at the Hilton Hotel, 301 W. 6th Street in Vancouver, Washington. At the Annual Meeting, Sterling’s shareholders will be asked to approve proposals to: (1) elect each of the nominees for the Board of Directors (the “Board”); (2) consider and approve an advisory resolution approving Sterling’s executive compensation; (3) consider and approve an advisory resolution on the frequency of voting on Sterling’s executive compensation; and (4) ratify the appointment of KPMG LLP (“KPMG”) as the independent registered public accounting firm of Sterling for the year ending December 31, 2012. This proxy statement is first being sent to holders of Sterling common stock on or about March 15, 2012, and is accompanied by a proxy card that is being solicited by the Sterling Board for use at the Annual Meeting.

Unless otherwise specified, all ownership interests or voting power referenced herein, either in percentage terms or number of shares, in respect of Sterling’s outstanding shares, have been calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as reflected in the beneficial ownership table shown in “Security Ownership of Certain Beneficial Owners and Management” elsewhere in this proxy statement.

Questions and Answers about the Proxy Materials and Annual Meeting

Why am I receiving these materials?

These proxy materials relate to Sterling’s 2012 Annual Meeting to be held on April 25, 2012. Sterling seeks to obtain certain required shareholder approvals at the Annual Meeting. As a shareholder of record, you are invited to attend and are entitled to and requested to vote on the proposals set forth in this proxy statement. The reasons for, and further information in relation to, each of these proposals are described in more detail in the questions and answers and other materials that follow.

What does the Board recommend with regard to the proposals?

The Board of Sterling believes the proposals described herein are in the best interests of Sterling and its shareholders and, accordingly, unanimously recommends that the shareholders vote “FOR” the proposals identified in this proxy statement.

Who is entitled to vote?

Only holders of record of Sterling common stock at the close of business on February 29, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

How many votes am I entitled to cast?

Each shareholder is entitled to one vote per share of common stock held by such shareholder.

How many shares are eligible to vote?

As of the Record Date, there were 62,023,347 shares of Sterling common stock outstanding.

How many shares must be present to hold the Annual Meeting?

Under Washington law, any shareholder action at a meeting requires that a quorum exist with respect to that action. A quorum for the actions to be taken at the Annual Meeting will consist of a majority of the outstanding shares of Sterling common stock entitled to vote, present in person or by proxy, at the Annual Meeting. Shareholders of record, including brokers holding customers’ shares of record, who are present at the Annual Meeting, in person or by proxy, and who abstain from voting are considered present and entitled to vote, and will count toward a quorum.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time for a vote at the Annual Meeting, shareholders or proxyholders holding a majority of the shares present in person or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting. If the meeting is adjourned more than 120 days after the date fixed for the original meeting, the Board would be required to fix a new Record Date to determine the shareholders entitled to vote at the adjourned meeting and would also be required to provide shareholders with notice of the rescheduled meeting date.

Why is approval of advisory (non-binding) resolutions on Sterling’s executive compensation and the frequency of voting on Sterling’s executive compensation being presented for approval by the shareholders?

A non-binding vote by shareholders on executive compensation and a non-binding vote by shareholders on the frequency of voting on executive compensation is required pursuant to the Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

How do I vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the Record Date an opportunity to vote on matters scheduled for the Annual Meeting and described in these materials. You are a shareholder of record if your shares of Sterling common stock are held in your name. If you are a beneficial owner of Sterling common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Sterling common stock can only be voted if the shareholder is present in person or by proxy at the Annual Meeting. To ensure your representation at the Annual Meeting, we recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the meeting if you are a shareholder of record.

Instructions for voting are found on the proxy card. Shares of Sterling common stock represented by properly executed proxies will be voted by the individuals named in the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the Annual Meeting, the persons named in the proxy card will vote the shares: (1) FOR the election of the eleven Directors nominated by the Board; (2) FOR the advisory resolution approving Sterling’s executive compensation; (3) FOR the holding of a non-binding advisory vote on Sterling’s executive compensation every year; (4) FOR the ratification of the appointment of

Sterling’s independent registered public accounting firm; and (5) in accordance with the best judgment of the proxy agents on any other matters properly brought before the Annual Meeting. We do not currently expect that any other matters will be properly presented for action at the Annual Meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children, in which case, you would receive three separate proxy cards to vote.

What if my shares are held in street name?

If you are the beneficial owner of shares held by a broker in street name, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. Pursuant to applicable regulations, if you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to Proposals 1, 2 or 3 herein.

If your shares are held in street name, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from the record holder of your shares is an example of proof of ownership. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How will my shares of common stock held in Sterling’s 401(k) Employee Savings and Investment Plan and Trust be voted?

If you are a participant in Sterling’s 401(k) Employee Savings and Investment Plan and Trust, your completed proxy will serve as voting instructions to the plan trustee. However, for your voting instructions to be counted, they must be received at least three business days prior to the Annual Meeting, or by April 20, 2012. In accordance with the terms of the plan, if you fail to instruct the plan trustee how to vote your plan shares, the trustee will not vote your plan shares, except as required by law.

What are Sterling’s shareholders being asked to vote on at the Annual Meeting?

You will vote on:

•	Item 1: The election of eleven Directors to serve until the next Annual Meeting of shareholders;

•	Item 2: Approving an advisory (non-binding) resolution on Sterling’s executive compensation program (the “Say-on-Pay” vote);

•

Item 3: Approving an advisory (non-binding) resolution on how frequently shareholders should vote on a resolution relating to Sterling’s executive compensation program (the “Say-on-Frequency” vote); and

•	Item 4: Ratifying the selection of KPMG as Sterling’s independent registered public accounting firm for 2012.

The Board recommends that you vote “FOR” all of the nominees; “FOR” Items 2 and 4 and, with respect to Item 3, that you vote in favor of an annual vote on Sterling’s executive compensation program.

What are my choices when voting?

When you cast your vote on:

•	Item 1: You may vote in favor of electing the nominees as Directors, you may vote against one or more nominees, or you may abstain from voting your shares;

•	Item 2: You may cast your vote in favor of or against the proposal, or you may abstain from voting your shares;

•	Item 3: You may cast your vote in favor of one of the three options, or you may abstain from voting your shares;

•	Item 4: You may cast your vote in favor of or against the proposal, or you may abstain from voting your shares.

How are votes counted?

Each common share is entitled to one vote. The named proxy agents will vote shares as instructed on the proxies. In the election of Directors, each share is entitled to one vote for each Director position to be filled, and shareholders may not cumulate votes. A representative of American Stock Transfer & Trust Company, Sterling’s transfer agent, will count the votes and serve as our inspector of elections.

•

Item 1 requires a majority of the votes cast to elect a Director. A nominee for Director shall be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Votes that are withheld, abstained, and broker non-votes will not affect the outcome of the election of Directors.

•

Item 2, the “Say-on-Pay” resolution is an advisory vote that is not binding on the Board. Approval of the proposed resolution requires the affirmative vote of a majority of those shares present, in person or by proxy, and entitled to vote.

•

Item 3, the “Say-on-Frequency” resolution is an advisory vote that is not binding on the Board, however, the Board will strongly consider the frequency of the vote that is selected by the largest number of shareholders. This resolution will be determined by a plurality of the votes cast.

•

Item 4, the ratification of the appointment of KPMG as Sterling’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote.

If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of each Director nominee and in favor of Proposals 2 and 4 and in favor of an annual shareholder advisory vote on executive compensation under Proposal 3.

Are there any voting agreements between Sterling and any of its shareholders?

Yes, Sterling has a voting agreement with the United States Department of the Treasury (“Treasury”) in connection with the exchange agreement entered into between Sterling and Treasury in 2010. Treasury has agreed that it will vote, or cause to be voted, all shares owned by it and its controlled affiliates on each matter on which Sterling’s shareholders are entitled to vote, other than a Designated Matter (as defined below), in the same proportion (for, against or abstain) as all other shares of Sterling’s common stock (other than those shares held by certain investors who participated in the recapitalization of Sterling, known as the Anchor Investors) are voted with respect to such matter. “Designated Matters” means (i) the election and removal of directors, (ii) the approval of any business combination, (iii) the approval of a sale of all or substantially all of the assets or property of Sterling, (iv) the approval of a dissolution of Sterling, (v) the approval of any issuance of any securities of Sterling on which holders of common stock are entitled to vote, (vi) the approval of any amendment to the articles of incorporation or bylaws of Sterling on which holders of common stock are entitled to vote and (vii) the approval of any other matters reasonably incidental to the foregoing sub-clauses (i) through (vi) as determined by Treasury.

How may I revoke my proxy?

You may revoke your proxy at any time by taking any of the following actions before your proxy is voted at the Annual Meeting:

•	Deliver to Sterling a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy;

•	Sign and deliver to Sterling a proxy card relating to the same shares and bearing a later date; or

•	Attend the meeting and vote in person, although attendance at the meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

May I vote electronically via Internet or telephone?

A large number of banks and brokerage firms provide shareholders whose shares are registered in the name of such firms the opportunity to vote via the Internet or by telephone. The voting form sent to a beneficial owner will provide instructions if such options are available. In addition, the proxy card that you receive may contain instructions with regard to how to vote via Internet or telephone.

Who will pay the expenses of proxy solicitation?

The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by Sterling. Proxies will be solicited by Sterling by mail or electronically and may also be solicited on behalf of Sterling by directors, officers and other employees of Sterling, without additional remuneration, in person or by telephone, facsimile or electronic transmission. Sterling will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Sterling common stock as of the Record Date and will reimburse such entities for the cost of forwarding the proxy materials in accordance with customary practice.

Are there Dissenters’ Rights with respect to the proposals?

No, there are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting of shareholders to be held on April 25, 2012

The Annual Meeting Proxy Statement and Proxy Card, as well as Sterling’s Annual Report to Shareholders on Form 10-K for the year ended December 31, 2011, which Sterling filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2012 are also available on the Internet at the following website: www.sterlingfinancialcorporation-spokane.com/shareholdermeeting.

You may request additional copies of the proxy materials, as well as the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2011, without charge by sending a request via e-mail to investor.relations@bankwithsterling.com or by calling 1-800-336-6610 ext. 1363. Shareholders must request this information no later than five business days prior to the meeting, or April 17, 2012, to assure receipt before the Annual Meeting. You may request paper copies of the proxy materials for all future meetings or only for the Annual Meeting.

Shareholders of record as of the Record Date are invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on the Internet at the following website: www.sterlingfinancialcorporation-spokane.com/shareholdermeeting. The contents of our website are not incorporated into, nor do they otherwise form part of, this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

From time to time, Sterling and its executive officers have made and will make forward-looking statements that are not historical facts and that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling’s plans, objectives, expectations and intentions, Sterling’s ability to obtain the shareholder approvals sought at the Annual Meeting, and other statements contained in this proxy statement that are not historical facts and pertain to Sterling’s future operating results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements can also generally be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions.

Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s control.

For a discussion of factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Sterling’s Annual Report on Form 10-K, as updated periodically in Sterling’s filings with the SEC. Unless legally required, Sterling does not undertake to update any forward-looking statements.

PROPOSAL 1: ELECTION OF ELEVEN DIRECTORS OF STERLING FOR TERMS ENDING IN THE YEAR 2013

The Board currently consists of eleven Directors. The Board has nominated current Directors Howard P. Behar, Leslie S. Biller, Ellen R.M. Boyer, David A. Coulter, Robert C. Donegan, C. Webb Edwards, William L. Eisenhart, Robert H. Hartheimer, Scott L. Jaeckel, Michael F. Reuling and J. Gregory Seibly to serve a term ending at the annual meeting of shareholders in the year 2013, or when their respective successors have been duly elected and qualified. Each of these Directors were elected to serve on the Sterling Board at the 2011 Annual Meeting of shareholders held on April 21, 2011.

Each nominee for election as a Director at the Annual Meeting has consented to serve if elected. Sterling has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unable to serve as a Director for any reason, the Board shall designate a substitute nominee. Unless instructions to the contrary are specified on the proxy card, proxies received by Sterling will be voted in favor of the persons who have been nominated by the Board.

Pursuant to Sterling’s Bylaws, so long as a Director election is uncontested, nominees must receive more “for” than “against” votes to be elected, which means that a nominee for Director who does not receive the requisite votes for election, but who was a Director at the time of the election, shall continue to serve as a Director for a term that shall terminate on the date that is the earlier of: (i) ninety (90) days from the date on which the voting results of the election are certified; (ii) the date on which an individual is selected by the Board of Directors to fill the office held by such Director (which selection shall be deemed to constitute the filling of a vacancy by the Board of Directors); or (iii) the date the Director resigns.

The Board unanimously recommends that shareholders

vote “FOR” the election of each of the nominees.

BOARD OF STERLING FINANCIAL CORPORATION

The Sterling Board currently consists of Directors Behar, Biller, Boyer, Coulter, Donegan, Edwards, Eisenhart, Hartheimer, Jaeckel, Reuling, and Seibly, Sterling’s Chief Executive Officer (“CEO”). The age, as of the date that this proxy statement was filed with the SEC, business experience, and position of each of the Directors currently serving, is provided below. We also provide information about skills, qualifications and attributes of each Director that led to the conclusion that he or she should serve on Sterling’s Board.

Name	Age	Director Since	Position(s) with the Company
Howard P. Behar	67	2011	Director
Leslie S. Biller	63	2010	Chairman of the Board and Director
Ellen R. M. Boyer	52	2007	Director
David A. Coulter	64	2010	Director
Robert C. Donegan	57	2010	Director
C. Webb Edwards	64	2011	Director
William L. Eisenhart	59	2004	Director
Robert H. Hartheimer	54	2010	Director
Scott L. Jaeckel	41	2010	Director
Michael F. Reuling	65	2006	Director
J. Gregory Seibly	48	2009	CEO and Director

Howard P. Behar

Mr. Behar, 67, has served as a Director of Sterling since his appointment in March 2011 and currently serves as a member of Sterling’s Compensation and Governance Committee and Credit and Risk Committee. Mr. Behar has almost 50 years of retail and consumer business experience. He was part of the leadership team at Starbucks Coffee Company for almost 14 years and held numerous positions including President of North American operations as well President of Starbucks Coffee International. He also served as a member of the board of directors from 1996 to 2008. Mr. Behar has served on a number of corporate as well as nonprofit boards including, The GAP, Shurgard Storage and Anna’s Linens where he is currently chairman of the compensation and corporate governance committee. He is vice-chair of the University of Washington Foundation and is a co-founder of the Washington Business Alliance. The qualifications considered in his appointment as a Director of Sterling included his broad multi-unit retail experience, management and leadership experience, national recognition and relationships within the global business community.

Leslie (“Les”) S. Biller

Mr. Biller, 63, has served as a Director of Sterling and as Chairman of the Board since his appointment in August 2010 and currently serves as Chair of Sterling’s Compensation and Governance Committee and as a member of Sterling’s Credit and Risk Committee. Mr. Biller has more than 30 years of banking and investment experience. He began Greendale Capital, a private investment company, after retiring in 2002 as Vice Chairman and Chief Operating Officer of Wells Fargo & Company. Prior to Wells Fargo, Mr. Biller was President and Chief Operating Officer of Norwest Corporation. He has also served in executive leadership roles at Bank of America and at Citicorp. Mr. Biller earned his Bachelor’s degree in chemical engineering from City College of New York and a Master of Business Administration from Xavier University. He serves on the boards of Ecolab, Inc., Knowledge Schools, Inc. and Knowledge Universe Education LLC and previously served on the board of PG&E Corporation. The qualifications of Mr. Biller considered in his appointment as a Director of Sterling included his management experience; banking experience; national recognition and relationships within the banking industry; finance experience and Master of Business Administration degree.

Ellen R. M. Boyer

Ms. Boyer, 52, has served as a Director of Sterling since her appointment in December 2007 and currently serves as the Chair of Sterling’s Audit Committee and as a member of Sterling’s Credit and Risk Committee. She has been Chief Financial Officer and Chief Operating Officer of Wesley Homes since August 2011. Wesley Homes is a continuing care retirement community based in the Seattle area. Prior to joining Wesley Homes, Ms. Boyer served as the Chief Financial Officer and Chief Operating Officer for nine years at Kibble & Prentice, an insurance and financial services company. Ms. Boyer previously served as the Chief Financial Officer for several technology companies in the Pacific Northwest. Ms. Boyer has been a Certified Public Accountant since 1984 and received her Bachelor’s degrees from Oregon State University. The qualifications of Ms. Boyer considered in her appointment as a Director of Sterling included her financial management experience; accounting experience; insurance and financial services experience; business operations experience and relationships with the Puget Sound business community. The Board has determined that Ms. Boyer is an “audit committee financial expert” as defined by the SEC.

David A. Coulter

Mr. Coulter, 64, has served as a Director of Sterling since his appointment in August 2010 and currently serves as a member of Sterling’s Compensation and Governance Committee and Credit and Risk Committee. Mr. Coulter is Vice Chairman at Warburg Pincus, LLC. He was previously Vice Chairman of J.P. Morgan Chase & Co. from December 2000 to December 2005. Prior to joining J.P. Morgan Chase, Mr. Coulter led the West Coast operations of the Beacon Group, a private investment and strategic advisory firm, and prior to that, Mr. Coulter served as the Chairman and Chief Executive Officer of the BankAmerica Corporation, where he worked from 1976 to 1999. Mr. Coulter is a member of the board of directors of Strayer Education, Inc., Webster Financial Corporation, Aeolus Re, Triton Container and MBIA, Inc. Mr. Coulter also serves on the boards of Asia Society, the National Mentoring Partnership, Lincoln Center and Carnegie Mellon University. Within the past five years, Mr. Coulter also served on the boards of Metavante Technologies, Irvine Company and PG&E Corporation. Mr. Coulter holds a Bachelor’s degree in mathematics and economics and a master’s degree in industrial administration, both from Carnegie Mellon University. The qualifications of Mr. Coulter considered in his appointment as a Director of Sterling included his management experience; banking experience; investment banking experience; national recognition and relationships within the banking industry; finance experience and Master of Industrial Administration degree.

Robert C. Donegan

Mr. Donegan, 57, has served as a Director of Sterling since his appointment in October 2010 and currently serves as a member of Sterling’s Audit Committee. Prior to joining Sterling as a Director, Mr. Donegan served as a Director of Golf Savings Bank from 2006 until Golf Savings Bank was merged with and into Sterling Savings Bank. Mr. Donegan has been President of Ivar’s, Inc., one of Seattle’s oldest restaurant companies with more than 60 locations, since September of 2001. From 1997-2001, Mr. Donegan served as Chief Financial Officer of Ivar’s, Inc. Prior to joining Ivar’s, Inc. in 1997, Mr. Donegan was Executive Vice President and Chief Financial Officer of Peet’s Coffee. Mr. Donegan received his master’s degree in Public and Private Management from the Yale School of Management. The qualifications considered in Mr. Donegan’s appointment as a director of Sterling included his management experience; banking experience; relationships with the Puget Sound business community and his Master of Public and Private Management degree.

C. Webb Edwards

Mr. Edwards, 64, has served as a Director of Sterling since his appointment in March 2011 and serves as a member of Sterling’s Audit Committee. He is currently a self-employed business consultant and is the co-founder of Ganart Technologies. He previously served as President of Wells Fargo Services, the technology and operations subsidiary of Wells Fargo & Company, from May 1999 until his retirement in January 2005. Mr. Edwards served as President of Norwest Services, Inc. and Corporate Executive Vice President of Norwest Corporation in Minneapolis from May 1995 to April 1998, when it was acquired by Wells Fargo. Prior to 1995, Mr. Edwards served as Executive Vice President of First Interstate Bancorp in California and Senior Vice President of Mercantile National Bank in Texas. Mr. Edwards completed graduate and post-graduate work in economics and finance at Middle Tennessee State University and attended Stonier Graduate School of Banking, University of Tennessee Executive Management School, and the Harvard Business School’s Executive Education Program. The qualifications of Mr. Edwards considered in his appointment as a Director of Sterling included his banking technology experience; management experience; banking experience; relationships within the banking industry and his banking, business and finance degrees.

William (“Ike”) L. Eisenhart

Mr. Eisenhart, 59, has served as a Director of Sterling since his appointment in January 2004, as Chairman of the Board from October 2009 to August 2010 and currently serves as a member of Sterling’s Compensation and Governance Committee and Credit and Risk Committee. He serves as an independent financial consultant to privately held and publicly traded companies on investment banking matters. Previously, Mr. Eisenhart was a Managing Director at Dain Bosworth, Inc., in Seattle, Washington, a Partner in Corporate Finance for Cable Howse & Ragen in Seattle, Washington and Vice President of Corporate Finance at Goldman, Sachs & Co. in New York City. Currently, he serves as a member of the Finance Committee of the YMCA of Greater Seattle and is Co-Chair of the Schools Committee of the Harvard Club of Seattle. Mr. Eisenhart received a Bachelor’s degree from Harvard University and a Master of Business Administration degree from the University of Chicago. The qualifications of Mr. Eisenhart considered in his appointment as a Director of Sterling included his financial management experience; investment banking experience; financial services experience; relationships with the Puget Sound business community and Master of Business Administration degree.

Robert H. Hartheimer

Mr. Hartheimer, 54, has served as a Director of Sterling since his appointment in September 2010 and currently serves as the Chair of Sterling’s Credit and Risk Committee and as a member of Sterling’s Audit Committee. Mr. Hartheimer is Managing Member of Hartheimer LLC, based in Washington, D.C., which provides senior-level counsel to banks, investment firms, financial services companies and other companies on financial, regulatory, strategic and governance matters. From 2002 to 2008, Mr. Hartheimer was a Managing Director at Promontory Financial Group, a preeminent regulatory consulting firm. In 1991, Mr. Hartheimer joined the Federal Deposit Insurance Corporation (the “FDIC”), where he and a small team created the Division of Resolutions to sell failed banks. He went on to serve as director of this division. Both before and after the FDIC, Mr. Hartheimer was an investment banker working with banks and financial services companies including Merrill Lynch, Smith Barney and Friedman Billings Ramsey. Mr. Hartheimer is currently a member of the board of directors of Higher One Holdings, an electronic payment company. Mr. Hartheimer received a Bachelor’s degree from Hamilton College and a Master of Business Administration from The Wharton School of the University of Pennsylvania. The qualifications of Mr. Hartheimer considered in his appointment as a Director of Sterling included his financial management experience; investment banking experience; financial services experience; regulatory experience; relationships within the banking industry and regulatory community and Master of Business Administration degree.

Scott L. Jaeckel

Mr. Jaeckel, 41, has served as a Director of Sterling since his appointment in August 2010 and currently serves as a member of Sterling’s Compensation and Governance Committee. Mr. Jaeckel is a Managing Director at Thomas H. Lee Partners LLC (“THL”). In addition, due to his service as a director at several public and private companies throughout the years, he is familiar with how various boards handle a wide range of corporate and business issues. Mr. Jaeckel is currently a member of the board of directors of Ceridian Corporation, and MoneyGram International, Inc. Mr. Jaeckel holds a Bachelor’s of Business Arts with distinction in Economics and Mathematics from the University of Virginia and a Master of Business Administration from Harvard Business School. The qualifications of Mr. Jaeckel considered in his appointment as a Director of Sterling included his management experience; finance experience; investment banking experience; relationships within the banking industry and Master of Business Administration degree.

Michael F. Reuling

Mr. Reuling, 65, has served as a Director of Sterling since his appointment in December 2006 and currently serves as a member of Sterling’s Compensation and Governance Committee. He has been a self-employed real estate development consultant in Boise, Idaho since retiring as Vice Chairman of Albertson’s, Inc., a national supermarket/superdrugstore company, where he held various positions for 28 years. Additionally, he has been a Senior Advisor to Clarion Consulting, a real estate consulting firm based in Irvine, California, since April of 2009. He also serves on the board of trustees of Saint Alphonsus Health System, which operates four hospitals and numerous medical clinics in southwest Idaho and eastern Oregon. Mr. Reuling received a Bachelor of Arts degree in economics from Carleton College and a Juris Doctorate from the University of Michigan. The qualifications of Mr. Reuling considered in his appointment as a Director of Sterling included his management experience; real estate industry experience; relationships with the real estate community and relationships with the Boise business community.

J. Gregory Seibly

Mr. Seibly, 48, has served as a Director and Chief Executive Officer of Sterling since November 2009, and as President of Sterling and as Chief Executive Officer of Sterling Savings Bank since December 2009. Mr. Seibly began serving as acting President and Chief Executive Officer of Sterling and Sterling Savings Bank in October 2009. Mr. Seibly had previously served as President of Sterling Savings Bank, beginning in January 2009. In 2007, Mr. Seibly joined Sterling as Executive Vice President and Chief Production Officer. Before joining Sterling, Mr. Seibly was the President of U.S. Bank—California. He has also held executive-level positions in commercial banking at Wells Fargo Bank and in healthcare finance at Bank of America. Mr. Seibly currently serves on the executive board of the Boy Scouts of America—Inland Northwest Council and the board of directors of the United Way of Greater Spokane. He received his Bachelor’s degree in business administration and finance from Indiana University. The qualifications of Mr. Seibly considered in his appointment as a Director of Sterling included his management experience; banking experience; finance experience; business administration and finance degree; relationships within the banking industry and relationships with the Spokane business community.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

Board Composition

Although Sterling does not have a formal policy with regard to the diversity of the Board, Sterling does seek to ensure that candidates reflect a variety of professional experience, education, skills, regional business connections, differences of viewpoint and other individual qualities.

To assist in carrying out its duties, the Board has delegated authority to the Audit Committee, the Compensation and Governance Committee and the Credit and Risk Committee. See “Committees of the Board” for more information relating to the duties and composition of these committees.

In the interim period between annual meetings of shareholders, the Board has the authority under Sterling’s bylaws to fill vacancies and may increase or decrease the size of the Board by amending the bylaws. The Directors are elected annually.

Attendance of Directors

The Board of Sterling held 10 meetings during 2011. Each Director who served on the Board in 2011 attended at least 75% of such meetings and those of the Board committees on which the Director served during the portion of the year in which the Director was an active member of the Board. It is Sterling’s policy that members of the Board should attend all annual meetings of shareholders except for absences due to causes beyond the reasonable control of the Directors. At Sterling’s 2011 Annual Meeting, all of the Directors were in attendance.

Compensation of Directors

Effective January 1, 2011, upon the recommendation of compensation consultant Frederick W. Cook & Co. (“Fred Cook”), the Compensation Committee and the Board approved changes in the compensation for non-employee Directors. Accordingly, in 2011, non-employee Directors were compensated for their services as Directors by receiving a $100,000 retainer, paid 50% in cash and 50% in shares of Sterling common stock, except for Mr. Biller, who received $1,350,000 for his services as non-executive Chairman of the Board pursuant to his agreement. In addition, Ms. Boyer received $10,000 for her service as Chair of the Audit Committee, Mr. Hartheimer received $10,000 for his service as Chair of the Credit and Risk Committee and Mr. Eisenhart received $1,250 for his service as Chair of the Compensation Committee prior to its being combined in 2011 with the Governance and Nominating Committee to form the Compensation and Governance Committee.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)(2)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in pension Value and Nonqualified Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Howard P. Behar	50,000		50,000	0	0	0	0		100,000
Leslie S. Biller	150,000		0	0	0	0	1,200,000	(3)	1,350,000
Ellen R.M. Boyer	60,000	(4)	50,000	0	0	0	0		110,000
David A. Coulter	50,000		50,000	0	0	0	0		100,000
Robert C. Donegan	50,000		50,000	0	0	0	0		100,000
C. Webb Edwards	50,000		50,000	0	0	0	0		100,000
William L. Eisenhart	51,250	(5)	50,000	0	0	0	0		101,250
Robert H. Hartheimer	60,000	(6)	50,000	0	0	0	0		110,000
Scott L. Jaeckel	50,000		50,000	0	0	0	0		100,000
Michael F. Reuling	50,000		50,000	0	0	0	0		100,000

(1)

Includes all Directors who served as Directors of Sterling during 2011. Director Seibly is omitted from this table because he was a named executive officer who received no separate compensation for his services as a Director during 2011.

(2)	Includes cash payments made to Directors of Sterling for meetings attended during 2011.

(3)

In connection with his appointment as chair of Sterling’s board, Mr. Biller entered into an agreement with Sterling that provides for the payment to Mr. Biller of an annual retainer of $150,000, which is paid out on a quarterly basis and $600,000 every six months from December 31, 2010 until December 31, 2012, so long as Mr. Biller does not voluntarily resign from the Board. Mr. Biller received $1,350,000 during 2011.

(4)	In conjunction with her service as Chair of the Audit Committee, Director Boyer received additional compensation of $10,000 in 2011.

(5)

In conjunction with his service as Chair of the Compensation Committee before its combination with the Governance and Nominating Committee in April 2011, Director Eisenhart received additional compensation of $1,250 in 2011.

(6)	In conjunction with his service as Chair of the Credit and Risk Committee, Director Hartheimer received additional compensation of $10,000 in 2011.

The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee Director as of December 31, 2011. A total of 25,230 stock awards previously granted to non-employee Directors of Sterling remained outstanding as of December 31, 2011.

Director Stock and Option Awards

Name	Aggregate Stock Awards Outstanding as of 12/31/2011 (#)(1)	Aggregate Option Awards Outstanding as of 12/31/2011 (#)(2)	Grant Date Fair Value of Stock and Option Awards Made During 2011 ($)
Howard P. Behar	2,798	0	50,000
Leslie S. Biller	0	0	0
Ellen R.M. Boyer	2,810	0	50,000
David A. Coulter	2,798	0	50,000
Robert C. Donegan	2,810	31	50,000
C. Webb Edwards	2,798	0	50,000
William L. Eisenhart	2,810	222	50,000
Robert H. Hartheimer	2,798	0	50,000
Scott L. Jaeckel	2,798	0	50,000
Michael F. Reuling	2,810	180	50,000

(1)	The aggregate stock awards presented in the table are intended to include only unvested restricted stock awards.

(2)	The aggregate option awards presented in the table include both vested and unvested stock option awards.

Committees of the Board

Prior to April 2011, the Board of Sterling had established the Audit, Compensation, Credit and Risk, and Governance and Nominating Committees. The following table shows which committees, if any, that each Director served on prior to April 2011:

Name	Audit	Compensation	Credit and Risk	Governance/ Nominating
Howard P. Behar
Leslie S. Biller			X	X*
Ellen R.M. Boyer	X*	X
David A. Coulter		X	X
Robert C. Donegan	X	X
C. Webb Edwards
William L. Eisenhart		X*	X
Robert H. Hartheimer			X*	X
Scott L. Jaeckel				X
Michael F. Reuling	X			X
J. Gregory Seibly

*	Committee Chair

In April 2011, the Board combined the Compensation Committee and the Governance and Nominating Committee. The following table shows on which Committees, if any, each Director currently serves:

Name	Audit	Compensation and Governance	Credit and Risk
Howard P. Behar		X	X
Leslie S. Biller		X*	X
Ellen R.M. Boyer	X*		X
David A. Coulter		X	X**
Robert C. Donegan	X
C. Webb Edwards	X**
William L. Eisenhart		X**	X
Robert H. Hartheimer	X		X*
Scott L. Jaeckel		X
Michael F. Reuling		X
J. Gregory Seibly

*	Committee Chair

**	Committee Vice Chair

Audit Committee.    The Audit Committee has been established in accordance with the rules of the SEC and Nasdaq for the purpose of overseeing Sterling’s accounting and financial reporting processes, the audits of the financial statements, as well as compliance with legal and regulatory requirements. The Audit Committee is responsible for the retention, supervision and termination of the independent registered public accounting firm and for resolving any disagreements between management and the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is also responsible for reviewing the adequacy of the authority, responsibilities and functions of Sterling’s internal audit department. The Audit Committee is not responsible for conducting reviews of auditing or accounting procedures. Management has primary responsibility for Sterling’s financial reporting process and for preparing Sterling’s financial statements. Sterling’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee ensures that oversight is provided at the board level and also advises, counsels and directs management and the independent registered public accounting firm on the basis of the information it receives, discussions with the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.

The members of the Audit Committee are Directors Boyer (Chair), Donegan, Edwards and Hartheimer. The Audit Committee held 15 meetings during 2011. Each of the current members of the Audit Committee has been determined by the Board to be “independent” and financially literate as required by the NASDAQ rules and the applicable rules and regulations of the SEC. Members of the Audit Committee have reviewed and discussed with management and the independent registered public accounting firm the periodic reports of Sterling prior to filing such reports with the SEC. No member of the Audit Committee has participated in the preparation of the financial statements of Sterling or its subsidiaries at any time during the past three years. The Board has determined that Ms. Boyer is an “audit committee financial expert” as defined by the SEC. The Audit Committee operates under a written charter reviewed and approved annually by Sterling’s Board. Sterling’s Audit Committee Charter is publicly available on Sterling’s website at www.sterlingfinancialcorporation-spokane.com/corporategovernance.

Compensation and Governance Committee*.    The Compensation and Governance Committee reviews and makes recommendations to the Board with respect to personnel policies that include, but are not limited to, compensation for executive officers and other key employees of Sterling, as well as employee compensation and benefit programs. The Compensation and Governance Committee identifies individuals qualified to become members of the Board, oversees governance matters, and recommends to the Board a slate of nominees for election by the shareholders at each annual meeting of Sterling. At the request of the Board, the Compensation and Governance Committee recommends, for approval by the Board, nominees to fill vacancies or new positions on the Board as they may occur or be created from time to time, all in accordance with Sterling’s bylaws. The Compensation and Governance Committee identifies potential nominees from various sources, including recommendations from Directors and officers of Sterling. The Compensation and Governance Committee will consider nominees recommended by shareholders upon submission in writing to the Chairman of the Board the names of such nominees, together with their qualifications for service as Directors of Sterling. Individuals recommended by shareholders are evaluated in the same manner as other potential nominees. The Compensation and Governance Committee reviews and discusses recommendations received for Director candidates and evaluates the qualifications of such candidates before selecting a slate of nominees to be recommended to the Board. Qualifications that are considered in evaluating Director candidates include interest in Sterling’s mission, complementary knowledge, cultural fit, familiarity with banking or related topics, diversity, community leadership, public company board experience, time availability and such other criteria as the Compensation and Governance Committee shall determine to be relevant. The Compensation and Governance Committee also develops, recommends and periodically reviews corporate governance guidelines for Sterling. The members of the Compensation and Governance Committee are Directors Behar, Biller (Chair), Coulter, Eisenhart, Jaeckel and Reuling, each of whom has been determined by the Board to be “independent” as that term is defined by the NASDAQ rules and the applicable rules and regulations of the SEC. The Compensation and Governance Committee held 12 meetings in 2011. The Compensation and Governance Committee operates under a written charter approved annually by Sterling’s Board. Sterling’s Compensation and Governance Committee Charter is publicly available on Sterling’s website at www.sterlingfinancialcorporation-spokane.com/corporategovernance.

Credit and Risk Committee.     The Credit and Risk Committee assists the Board in fulfilling its oversight responsibilities regarding Sterling’s enterprise risk management, receiving information regarding Sterling’s policies, procedures and practices relating to risk, and discussing material regulatory issues, compliance matters, and emerging risks to Sterling. The members of the Credit and Risk Committee are Directors Behar, Biller, Boyer, Coulter, Eisenhart and Hartheimer (Chair). The Credit and Risk Committee held 8 meetings in 2011.

*	As previously noted, during 2011, the Compensation Committee and the Governance and Nominating Committee were combined.

CORPORATE GOVERNANCE

Sterling has proactively taken steps to establish a corporate governance framework that affirms high standards of business conduct, emphasizes the importance of integrity and honesty in the conduct of our business, and ensures the integrity of the controls and procedures implemented by our Directors, officers and employees, including our internal control over financial reporting. Actions we have taken to establish this corporate governance framework include: maintaining a Board composed of a majority of independent Directors; adoption of charters for committees of the Board; adoption of Corporate Governance Guidelines; adoption of a Code of Ethics for Sterling Directors, officers and employees, and provision of a procedure for shareholders and employees to communicate with the Board. We believe that the ethical foundations outlined in our corporate governance framework are critical to our ongoing success and the maximization of shareholder value.

Board Leadership Structure and Risk Oversight Role

Although a separation of the roles of Chairman of the Board and CEO is not mandated by any provision of law or Sterling’s articles of incorporation or bylaws, the Board currently believes that, given Sterling’s size and the complexity of its business, having Mr. Biller serve as Chairman of the Board and Mr. Seibly serve as Sterling’s CEO provides for an appropriate balance of authority between management and the Board. Additionally, the Board believes that this structure presently makes the best use of both Mr. Biller’s and Mr. Seibly’s extensive knowledge of the banking industry. Sterling’s Board administers its risk oversight function through the policy approval function of the Board and through the work of Sterling’s various committees that meet throughout the year and report to the Board on an ongoing basis, as further described herein. In particular, the Board created the Credit and Risk Committee to assist the Board in fulfilling its oversight responsibilities regarding Sterling’s enterprise risk management, receiving information regarding Sterling’s policies, procedures and practices relating to risk, and discussing material regulatory issues, compliance matters, and emerging risks to Sterling.

Affirmative Determinations Regarding Director Independence

The Board has determined that each of the following Directors is an “independent director” as such term is defined by the rules of NASDAQ and the SEC:

Howard P. Behar

Leslie S. Biller

Ellen R.M. Boyer

David A. Coulter

Robert C. Donegan

C. Webb Edwards

William L. Eisenhart

Robert H. Hartheimer

Scott L. Jaeckel

Michael F. Reuling

In addition, the Board has determined the Audit Committee and the Compensation and Governance Committee of the Board meets the independence requirements applicable to those committees prescribed by the NASDAQ rules and the applicable rules and regulations of the SEC. Although the NASDAQ and the SEC have not prescribed independence requirements for the Credit and Risk Committee, the members of the Credit and Risk Committee have also been deemed to be independent Directors. These rules generally provide that an “independent director” is a person other than an officer or employee of Sterling or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The NASDAQ rules also provide specific criteria that, if met, disqualify a Director from being independent.

In considering the independence of the Directors, the Board specifically addressed those matters disclosed in “Interests of Directors, Officers and Others in Certain Transactions” section of this proxy statement as well as the stock ownership by various Directors. Except as otherwise disclosed, there were no specific transactions, relationships or arrangements that were considered by the Board in determining the independence of any of the Directors.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all Sterling employees and Directors, including Sterling’s senior financial officers. The Code of Ethics is publicly available on Sterling’s website at www.sterlingfinancialcorporation-spokane.com/corporategovernance.

Communication with the Board

Shareholders may send communications to the Board of Sterling by addressing such correspondence to:

Andrew J. Schultheis

Executive Vice President, General Counsel and Secretary

Sterling Financial Corporation

111 North Wall Street

Spokane, WA 99201

As General Counsel and Corporate Secretary, Mr. Schultheis monitors shareholder communications, forwards correspondence to the appropriate committee(s) or Director(s), and facilitates an appropriate response.

PROPOSAL 2: APPROVAL OF AN ADVISORY RESOLUTION APPROVING STERLING’S EXECUTIVE COMPENSATION

The Dodd-Frank Act includes a provision commonly referred to as “Say-on-Pay” that entitles our shareholders to cast an advisory vote to approve the compensation of Sterling’s named executive officers, as disclosed in this proxy statement.

Therefore, shareholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve Sterling’s executive compensation policies and procedures as described below in the “Compensation Discussion and Analysis,” the compensation tables, and related discussion in this proxy statement. This “Say-On-Pay” proposal gives shareholders the opportunity to endorse or not endorse Sterling’s executive pay program.

The purpose of Sterling’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to Sterling’s long-term success and enhancement of shareholder value. The Board believes Sterling’s compensation policies and procedures achieve this objective, and therefore recommends shareholders vote “FOR” the proposal through the following resolution:

“RESOLVED, that the shareholders approve the compensation of Sterling’s executive officers, as described in the Compensation Discussion and Analysis and the tabular disclosure and accompanying narrative disclosure regarding executive officer compensation in Sterling’s 2012 Annual Meeting Proxy Statement.”

Because this proposal is advisory, it will not be binding on Sterling, the Board or the Compensation and Governance Committee. However, the Board and the Compensation and Governance Committee value shareholders’ opinions. Accordingly, both the Board and the Compensation and Governance Committee will review the voting results, seek to determine the cause or causes of any significant negative voting and will take them into consideration when considering future decisions regarding executive compensation arrangements.

The Board unanimously recommends that shareholders vote “FOR” the resolution approving Sterling’s executive compensation.

PROPOSAL 3: APPROVAL OF AN ADVISORY RESOLUTION ON THE FREQUENCY OF VOTING TO APPROVE STERLING’S EXECUTIVE COMPENSATION

The Dodd-Frank Act generally requires public reporting companies to allow their shareholders to vote, at least once every six years, on how frequently to conduct the shareholder advisory vote on executive compensation. This “Say-on-Frequency” proposal is a non-binding advisory vote that allows shareholders to indicate whether they prefer an advisory vote on executive compensation every one, two or three years.

Therefore, shareholders are being given the opportunity to indicate their preference for the frequency of the “Say-on-Pay” vote through the following resolution:

“RESOLVED, that the shareholders recommend that Sterling hold an advisory vote on Sterling’s executive compensation every one, two or three years, as determined by the alternative that receives the highest number of shareholder votes.”

Because this proposal is advisory, it will not be binding on Sterling, the Board or the Compensation and Governance Committee. However, the Board and the Compensation and Governance Committee value shareholders’ opinions and will take into consideration the outcome of the vote, along with other relevant factors, when considering the frequency of future advisory votes on executive compensation. An annual advisory vote allows shareholders more frequent ability to review and express opinions on the company’s executive compensation, which is viewed as better corporate governance.

The Board unanimously recommends that shareholders vote for an “annual” advisory vote on the compensation of Sterling’s executive officers.

EXECUTIVE OFFICERS

In addition to Mr. Seibly, the executive officers of Sterling for 2011 were Robert G. Butterfield, Daniel G. Byrne, David S. DePillo, Ezra A. Eckhardt, Steven D. Hauschild, Patrick J. Rusnak and Andrew J. Schultheis. Each of the executive officers has been deemed to be an executive officer pursuant to the rules and regulations of the SEC. Of these executive officers, Mr. Seibly, as CEO, Mr. Rusnak, as CFO, Messrs. DePillo, Eckhardt and Hauschild, as the next three most highly compensated executive officers, and Mr. Byrne, who served as CFO until Mr. Rusnak’s appointment in January 2011, are deemed to be Sterling’s Named Executive Officers as such term is defined under the SEC’s rules and regulations.

Robert G. Butterfield

Mr. Butterfield, 43, serves as Senior Vice President, Controller and Principal Accounting Officer of Sterling. Mr. Butterfield has also served as Senior Vice President and Controller of Sterling’s wholly owned subsidiary, Sterling Savings Bank, since October 2004. Mr. Butterfield previously served as Assistant Controller/Assistant Vice President and as an Accounting Manager of Sterling Savings Bank. He joined Sterling Savings Bank in 2001. Mr. Butterfield is a certified public accountant and holds a Bachelor’s degree from Eastern Washington University.

Daniel G. Byrne

Mr. Byrne, 57, served as Executive Vice President-Finance and Chief Financial Officer from 1983 until January 2011 when he became Sterling’s Corporate Development Executive. Mr. Byrne is also Assistant Secretary of Sterling, Assistant Secretary of Sterling Savings Bank and Assistant Secretary and Treasurer of INTERVEST-Mortgage Investment Company. He is a past Lieutenant Governor of Kiwanis International. Mr. Byrne is a past member of the board of trustees of Gonzaga Preparatory School, including its Executive Committee and its Finance Committee. He is President of the board of directors of Frontier Behavioral Health and past Chairman of the Parish Council of St. Thomas More Church. He is also a board member and Audit Committee Chairman for Ambassadors Group, Inc., a publicly traded corporation. He serves as a member of the American Institute of Certified Public Accountants, the Washington Society of Certified Public Accountants, the Financial Manager’s Society and is a past member of the American Community Bankers Association’s Accounting Committee. Mr. Byrne is a certified public accountant, and received a Bachelor’s degree in Accounting from Gonzaga University.

Pursuant to SEC rules and regulations, Mr. Byrne has been identified as a Named Executive Officer for 2011 because he served as Chief Financial Officer of Sterling until Mr. Rusnak’s appointment became effective in February of 2011.

David S. DePillo

Mr. DePillo, 50, was appointed as Chief Credit Officer of Sterling Savings Bank effective October 2010. In February 2012, Mr. DePillo became Chief Lending Officer of Sterling Savings Bank. Mr. DePillo has more than 25 years of financial management, banking and investment experience. He most recently served as the Vice Chairman of the Board of Fremont General Corporation and of Fremont Investment & Loan, its wholly owned bank subsidiary, and served as President of both companies from 2007 to 2009. From 1999 through 2006, he served as the Vice Chairman, President and Chief Operating Officer of Commercial Capital Bancorp Inc. (“CCBI”) and its subsidiary companies. Prior to CCBI, Mr. DePillo served as a first Vice President and Director of multifamily banking for Home Savings of America, and as the President and Chief Operating Officer for its real estate development subsidiaries and for H.F. Ahmanson & Co., its thrift holding company. He received a Bachelor’s degree in Accounting from California State University Northridge.

Ezra A. Eckhardt

Mr. Eckhardt, 41, has served as Chief Operating Officer of Sterling since November 2009, as President of Sterling Savings Bank since December 2009, and as Chief Operating Officer of Sterling Savings Bank since January 2009. Mr. Eckhardt began serving as acting Chief Operating Officer of Sterling and acting President of Sterling Savings Bank in October 2009. He previously served as Chief Administrative Officer of Sterling Savings Bank, beginning in September 2006, and joined Sterling as Technical Corporate Services Manager in August 2004. Mr. Eckhardt is an adjunct professor at the Gonzaga University Graduate School of Business, a member of the Greater Spokane Incorporated Higher Education Leadership Group, a member of the board of directors for the Spokane affiliate of Habitat for Humanity, and was appointed by Governor Christine Gregoire to the board of directors of SIRTI (formerly known as Spokane Intercollegiate Research and Technology Institute). He is a distinguished graduate of the U.S. Military Academy at West Point. Mr. Eckhardt also has earned a Master of Business Administration from Gonzaga University and has advanced training in applied statistics from the Rochester Institute of Technology.

Steven D. Hauschild

Mr. Hauschild, 55, has served as Executive Vice President and Chief Approval Officer of Sterling Savings Bank since February 1, 2010. In February 2012, Mr. Hauschild was approved as Chief Credit Officer of Sterling Savings Bank. Mr. Hauschild has over 30 years of banking experience. He previously worked for Washington Mutual from 1999 to October 2005 responsible for commercial banking in Eastern Washington and Northern Idaho and for the Farm Credit System from May 1980 to November 1998. In the Farm Credit System, Mr. Hauschild served as a senior portfolio manager for CoBank and was responsible for mid-market banking activities for the 11 western states, with teams in California and Washington. He has also served as the senior approval officer for Ag America, managed the credit review and appraisal review function for the Farm Credit Banks of Spokane and was a senior credit officer. He has also served on a number of community boards. Mr. Hauschild holds a Master of Business Administration from Washington State University and a Bachelor’s of Business Administration from Gonzaga University.

Patrick J. Rusnak

Mr. Rusnak, 48, has served as Chief Financial Officer of Sterling since February, 2011. Mr. Rusnak previously served in several executive roles for AmericanWest Bank, including as Chief Executive Officer from July 2008 to December 2010, as Director from November 2008 to December 2010, as Chief Financial Officer from March 2007 to December 2010 and as Chief Operating Officer from September 2006 to July 2008. He also served in the same capacities for AmericanWest Bancorporation, which is now a de-registered bank holding company, with service as Chief Executive Officer, Chief Financial Officer and Director, expected to conclude upon completion of the bankruptcy liquidation process in during 2012. Prior to his employment with AmericanWest Bancorporation, Mr. Rusnak was the Chief Operating Officer of Western Sierra Bancorp from May 2005 through June 2006. Mr. Rusnak has also held the position of Executive Vice President of Umpqua Holdings Corporation from July 2004 to February 2005 and as Executive Vice President/Chief Financial Officer of Humboldt Bancorp from October 2000 until its acquisition by Umpqua Holdings Corporation. Mr. Rusnak received a Bachelor’s of Science degree from Saint Joseph’s University and is also a graduate of the BAI Banking School at Vanderbilt University.

Andrew J. Schultheis

Mr. Schultheis, 41, has served as Executive Vice President and General Counsel of Sterling since May 2011. Prior to joining Sterling, Mr. Schultheis was a partner at the law firm of Witherspoon, Kelley, Davenport & Toole P.S., where he worked with a range of public and private companies, including serving as Sterling’s primary counsel, from 2005 to 2011. Prior to that, Mr. Schultheis practiced at Fenwick & West LLP, a Silicon Valley-based law firm. His practice covered a broad array of matters, including corporate, securities and regulatory matters. Mr. Schultheis earned a Bachelor’s degree from Whitman College and his Juris Doctor from the University of Michigan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

In general, no significant adjustments were made to Sterling’s compensation program in 2011, following the significant changes made to the Named Executive Officer’s compensation in 2010, which were made in recognition of the successful recapitalization in 2010 while complying with applicable regulatory restrictions on executive compensation. In 2011, the primary compensation decisions of the Compensation and Governance Committee involved the following:

•	A management change was made in 2011 with the appointment of a new Chief Financial Officer and the transition of the former Chief Financial Officer to Corporate Development Executive.

•	The development of a new peer group for Sterling following the successful recapitalization of the company.

•

Continued focus on creating a competitive compensation program to attract and retain top executive talent while providing executives with incentives to drive company performance and shareholder return.

•	Base salaries were maintained at 2010 levels.

The purpose of this Compensation Discussion and Analysis is to explain what the elements of compensation are, why the Compensation and Governance Committee selects these elements, and how the Compensation and Governance Committee determined the relative size of each element of compensation for 2011 in light of the factors described below.

Compensation Philosophy and Objectives

Sterling seeks to attract and retain a highly qualified management team and promote a strong pay-for-performance culture by aligning compensation with superior short and long-term performance that builds shareholder value.

Sterling’s Board believes that compensation should:

•	relate to the value created for shareholders by being tied to the financial performance and condition of Sterling and each executive officer’s contribution thereto;

•	reward individuals who help Sterling achieve its short-term and long-term objectives and thereby contribute significantly to the success of Sterling;

•

help to attract and retain the most qualified individuals available by being competitive in terms of compensation paid to persons having similar responsibilities and duties in other companies in the same and closely-related industries; and

•	reflect the qualifications, skills, experience and responsibilities of each executive officer.

Sterling uses a compensation framework with multiple payment components to balance various short-term and long-term objectives. This framework is designed to balance the executives’ need for current cash, security, and funds to cover taxes on long-term incentives with the need to align executives’ long-term interests with those of shareholders. Short-term objectives are addressed through vehicles such as salary and annual incentives, while long-term objectives are addressed through vehicles such as equity grants.

The appropriate level of compensation for each officer or employee of Sterling is expected to vary based upon Sterling’s overall performance, Sterling’s financial performance, market compensation rates and an individual’s experience, tenure and relative responsibility within the organization and attainment of his or her personal objectives and contribution to the attainment of Sterling’s objectives.

Role of Compensation and Governance Committee

The Compensation and Governance Committee, which is comprised of six independent Directors, is responsible for performing compensation committee functions, as provided under the rules and regulations of the SEC, including administration of the compensation of the CEO and the other executive officers and oversight of all of Sterling’s executive compensation programs, policies and governance. The Compensation and Governance Committee is also responsible for ensuring that Sterling’s incentive compensation does not encourage unnecessary and excessive risks that threaten the value of the financial institution and that Sterling has limited any features in the plans that may encourage the manipulation of Sterling’s reported earnings to enhance the compensation of an employee.

The primary responsibility of the Compensation and Governance Committee is to conduct reviews of Sterling’s general executive compensation policies and strategies and oversee and evaluate Sterling’s overall compensation structure to ensure that Sterling’s compensation objectives are fulfilled and in compliance with the applicable regulatory requirements. The actions taken by the Compensation and Governance Committee are subject to appropriate review and approval of Sterling’s Board.

Direct responsibilities of the Compensation and Governance Committee, with respect to compensation-related decisions, as set forth in the Compensation and Governance Committee’s charter include, but are not limited to: evaluating and approving goals and objectives relevant to compensation of the CEO and other executive officers and key employees, and evaluating the performance of these executive officers and key employees in light of those goals and objectives; determining and approving the compensation level for the CEO; approving or reviewing the compensation structure for other executive officers and key employees; evaluating and approving all grants of equity-based compensation to executive officers and key employees; recommending to the Board compensation policies for outside Directors; reviewing performance-based and equity-based incentive plans for the CEO and other executive officers and key employees and reviewing other benefit programs presented by the CEO; and conducting risk assessments of Sterling’s compensation programs to ensure that Sterling’s incentive compensation does not encourage unnecessary and excessive risks that threaten the value of the institution.

Role of Sterling’s Management

Sterling’s compensation framework is also designed to ensure direct supervision and accountability with regard to performance evaluations at each level of the organization. For this reason, the Compensation and Governance Committee is directly responsible for determining the total compensation level and individual components of the CEO’s compensation package, who in turn is directly responsible for determining the compensation packages for the executives that report directly to the CEO, for approval by the Compensation and Governance Committee. This system continues in sequence throughout Sterling’s reporting structure, so that the compensation of each employee is based upon an evaluation of the employee’s performance by the employee’s direct supervisor, subject to approval by the next higher level of management, and an overall review by Sterling’s human resources department.

Direct responsibilities of Sterling’s management include, but are not limited to: providing an ongoing review of the effectiveness of the compensation programs, including competitiveness, and alignment with Sterling’s objectives; recommending changes, if necessary, to ensure achievement of all program objectives; and determining pay levels, payout and/or awards for key executive officers other than the CEO.

Role of Compensation Consultant

The Compensation and Governance Committee is advised from time to time by outside compensation consultants on its compensation policies and programs.

In 2011, Sterling engaged compensation consultant Frederic W. Cook & Co., Inc. (“Fred Cook”) to assist in the following initiatives: 1) conduct a total market analysis for Sterling’s Names Executive Officers and certain other senior leaders; 2) assist in compiling a peer group of institutions for compensation benchmarking; and 3) advise on the implementation of stock ownership guidelines.

Peer Group Benchmarking

Working with Fred Cook, Sterling compiled a peer group for compensation benchmarking in 2011. The peer group was based on banking institutions that most closely resembled Sterling from a business perspective, including institutions that as of the most recently completed fiscal year, had assets of between $6 billion and $18.5 billion. Twenty total peer institutions were chosen to ensure that any statistical analysis of the peer group would be valid and not significantly impacted by the movement of a small subset of the peers.

These companies recommended by Fred Cook and the Compensation and Governance Committee to be included in Sterling’s peer group are as follows:

Compensation Peer Group

Company Name	Ticker	City	State	Total Assets 2010 ($000)
1 Bank of Hawaii	BOH	Honolulu	HI	12,688
2 Cathay General Bancorp	CATY	Los Angeles	CA	10,802
3 Citizens Business Bank	CVBF	Ontario	CA	6,772
4 Commerce Bancshares	CBSH	Kansas City	MO	18,236
5 Cullen/Frost Bankers	CFR	San Antonio	TX	17,187
6 First Interstate BancSystem	FIBK	Billings	MT	7,501
7 First Midwest Bancorp	FMBI	Itasca	IL	8,025
8 First National Bank	FNB	Hermitage	PA	8,960
9 International Bancshares	IBOC	Laredo	TX	11,943
10 Old National Bancorp	ONB	Evansville	IN	7,586
11 Pacific Capital Bancorp	PCBC	Santa Barbara	CA	6,086
12 Prosperity Bancshares	PRSP	Houston	TX	9,477
13 SVB Financial Group	SIVB	Santa Clara	CA	17,528
14 TCF Financial	TCB	Wayzata	MN	18,465
15 Trustmark	TRMK	Jackson	MS	9,292
16 UMB Financial (formerly Missouri Bancshares)	UMBF	Kansas City	MO	11,108
17 Umpqua Holdings	UMPQ	Portland	OR	11,669
18 United Bankshares	UBSI	Charleston	WV	7,156
19 Washington Federal	WFSL	Seattle	WA	13,486
20 Wintrust Financial	WTFC	Lake Forest	IL	13,980

Sterling Financial Corporation	STSA	Spokane	WA	9,193	(1)

(1)	This figure represents total assets as of December 31, 2011. Total assets as of December 31, 2010 were $9.49 billion.

Regulatory Compliance

In December 2009, Sterling entered into a written agreement (the “Reserve Bank Agreement”) with the Federal Reserve Bank of San Francisco (the “Reserve Bank”) to enhance Sterling’s ability to act as a source of strength for Sterling’s wholly owned banking subsidiary, Sterling Savings Bank. Among other restrictions, Sterling was required to preserve and increase capital levels, increase management oversight and obtain approval from the Reserve Bank, before making certain business decisions, including decisions with regard to the appointment and compensation of senior executive officers. In addition, Sterling was required to comply with the restrictions on golden parachute payments under 12 CFR part 359 of the FDIC’s rules and regulations, or any successors thereto (“Part 359”). The Reserve Bank Agreement was terminated on March 5, 2012.

2011 Compensation of Named Executive Officers

In general, except as detailed below for Mr. Byrne, compensation for the Named Executive Officers was not adjusted in 2011 as the adjustments made in October 2010 following the successful recapitalization of Sterling were generally considered competitive and appropriate to continue into 2011. The Compensation and Governance Committee and Board worked with Fred Cook to develop a new peer group for purposes of compensation benchmarking and the current compensation of the Named Executive Officers, other than Mr. Byrne, was reviewed to ensure the proper peer group had been identified, however no changes to compensation were made in conjunction with this review.

In addition to the considerations discussed above, the Compensation and Governance Committee and the Board also considered the recommendations of Fred Cook and Sterling management in making its determination for each individual Named Executive Officer, as described in more detail below:

J. Gregory Seibly.    Mr. Seibly’s compensation in 2011 remained the same as the amount set in October of 2010 and consisted of two components, cash salary of $750,000 and salary stock of $562,500. Additionally, Mr. Seibly received a restricted stock unit (“RSU”) award on January 28, 2011 with a grant date fair value of $330,967, which amount was equal to one-third of his 2010 total compensation. The RSUs vest 75% on the second anniversary of the grant date, with the remainder vesting on the third anniversary of the grant date. Based upon a review of Sterling’s financial performance and the recent market analysis, the Compensation and Governance Committee made a discretionary award of RSUs to Mr. Seibly in the amount of $562,000, subject to the same vesting schedule as the 2011 award, and made a discretionary adjustment to reduce Mr. Seibly’s salary stock award by $247,500. The amount of new annual salary stock he is entitled to receive in 2012 is now $315,000. The RSUs were granted on March 13, 2012, and the salary adjustment will take effect during the last pay period beginning in March 2012, when salary adjustments for the company’s employees generally take effect throughout the organization.

Patrick J. Rusnak.    Mr. Rusnak joined Sterling as Chief Financial Officer (“CFO”) effective January 31, 2011. Based on the total compensation market analysis provided by Fred Cook in 2010 in anticipation of hiring a new CFO in early 2011, his annual base salary was set at $450,000 and he was granted an RSU award in February 2011 with a grant date fair value of $200,017. The RSUs vest 75% on the second anniversary of the grant date, with the remainder vesting on the third anniversary of the grant date. Based upon a review of Sterling’s financial performance and the recent market analysis, the Compensation and Governance Committee made a discretionary award of RSUs to Mr. Rusnak in the amount of $225,000, granted on March 13, 2012 and subject to the same vesting schedule as the 2011 award, and determined that the salary for Mr. Rusnak should be maintained at the same level for 2012.

Ezra A. Eckhardt.    Mr. Eckhardt’s compensation in 2011 remained the same as the amount set in October of 2010 and consisted of two components, cash salary of $525,000 and salary stock of $315,000. Additionally, Mr. Eckhardt received a RSU award in January of 2011 with a grant date fair value of $273,892, which amount was equal to one-third of his 2010 total compensation. The RSUs vest 75% on the second anniversary of the grant date, with the remainder vesting on the third anniversary of the grant date. Based upon a review of Sterling’s financial performance and the recent market analysis, the Compensation and Governance Committee made a discretionary award of RSUs to Mr. Eckhardt in the amount of $300,000, subject to the same vesting schedule as the 2011 award, and made a discretionary adjustment to reduce Mr. Eckhardt’s salary stock award by $126,000. The amount of new annual salary stock he is entitled to receive in 2012 is now $189,000. The RSUs were granted on March 13, 2012, and the salary adjustment will take effect during the last pay period beginning in March 2012, when salary adjustments for the company’s employees generally take effect throughout the organization.

David S. DePillo.    Mr. DePillo’s compensation in 2011 remained the same as the amount set in 2010 when he joined Sterling as Chief Credit Officer, consisting of an annual base salary of $350,000. Mr. DePillo was not awarded any additional bonus compensation or stock awards in 2011. In 2012, Mr. DePillo was appointed as Sterling’s Chief Lending Officer, and his base salary is $500,000, which the Compensation and Governance Committee determined to be appropriate as a result of his new position. Based upon a review of Sterling’s financial performance and the recent market analysis, the Compensation and Governance Committee made a discretionary award of RSUs to Mr. DePillo in the amount of $175,000, which was granted on March 13, 2012 and vest 75% on the second anniversary of the grant date, with the remainder vesting on the third anniversary of the grant date.

Steven D. Hauschild.    Mr. Hauschild received a merit increase in 2011 to an annual base salary of $210,000 and an incentive bonus payment for 2010 performance of $35,000. His bonus for 2011 performance was $63,000, which will be held until such time as he is no longer a Named Executive Officer or in the top 10 most highly compensated employees or until the Treasury no longer holds shares of Sterling common stock, whichever occurs first. The bonus was determined on a discretionary basis following an assessment of Mr. Hauschild’s successful achievement of department and individual objectives as well as Sterling’s overall achievement of strategic goals and objectives for 2011. No equity awards were made to Mr. Hauschild in 2011. In 2012, in conjunction with his appointment as Chief Credit Officer, Mr. Hauschild’s base salary was increased to $325,000, which the Compensation and Governance Committee determined to be appropriate as a result of his new position. Based upon a review of Sterling’s financial performance and the recent market analysis, the Compensation and Governance Committee made a discretionary award of RSUs to Mr. Hauschild in the amount of $100,000, which was granted on March 13, 2012 and vest 75% on the second anniversary of the grant date, with the remainder vesting on the third anniversary of the grant date.

Daniel G. Byrne.    In conjunction with his transition to Corporate Development Executive, in 2011 Sterling and Mr. Byrne entered into a new employment agreement providing for an annual base salary of $235,000. Mr. Byrne was not awarded any additional bonus compensation or stock awards in 2011. Based upon a review of Sterling’s financial performance and the change to Mr. Byrne’s role within the organization, the Compensation and Governance Committee determined that the salary for Mr. Byrne should be maintained at the same level for 2012 and did not award any RSUs to Mr. Byrne.

Components of Compensation

Sterling’s executive compensation program has historically been comprised of base salary, bonus, long-term compensation (stock options, restricted stock, RSUs and deferred compensation), benefits, and perquisites. In addition to the foregoing elements of executive compensation, in 2010, following the recommendations of Fred Cook, Sterling elected to include salary stock as a component of compensation for certain executive officers. Base salary and perquisites provide a base level of compensation to the executives as well as some degree of security and encourage the executives’ day-to-day productivity. Long-term incentives are designed to motivate the executives to focus on long-

term strategic goals that will produce both desirable financial performance for Sterling and long-term rewards for the executives. In 2011, the following Named Executive Officers operated under employment agreements: Mr. Seibly, Mr. Byrne and Mr. Eckhardt. See “—Potential Post Employment Payments” for a more detailed discussion of the Named Executive Officers’ employment agreements during 2011.

Base Salary.    Sterling pays its executives base salaries intended to be competitive and to take into account the individual’s qualifications, experience, performance, responsibilities, and past and potential contribution to the company. The Compensation and Governance Committee also takes into account Sterling’s financial and operating performance as compared with industry averages, and considers the diverse skills required of its executives to manage its operations and performance. The Compensation and Governance Committee also reviews the peer group data to confirm that the base salary levels are competitive with comparable positions at peer institutions.

In 2010, following a review of the components of compensation and through the recommendation of Fred Cook, Sterling determined that implementing salary stock as an additional form of salary compensation to certain key executives would help to balance the long-term interests of shareholders and the need to retain such executives at Sterling. Salary stock is earned each pay period, the same as cash salary, with the amount of salary stock granted determined by dividing the dollar value of salary stock earned over the applicable pay period by the market price of Sterling common stock on the last day of the pay period. The salary stock is then granted on the same day that cash payroll is paid for the applicable payroll period. While the salary stock is fully vested when granted, it is subject to a mandatory deferral of 50% of the total annual grants until April 1 of the following year and 50% until October 1 of the following year. See “—Grants of Plan-Based Awards” for the details of the salary stock grants in 2011.

Annual Cash Incentive Compensation.    As a result of Sterling’s prior participation in Treasury’s Capital Purchase Program, Sterling was restricted from providing certain forms of incentive compensation to its Named Executive Officers and certain highly compensated employees. Due to these restrictions, Sterling did not provide discretionary annual cash incentive awards to the Named Executive Officers for 2011 performance.

Long-Term Incentive Plans.    The Compensation and Governance Committee believes that long-term incentive plans provide a competitive incentive that links the achievement of long-term financial goals and individual performance, resulting in greater shareholder value. The purpose of these plans is to encourage the ownership of Sterling common stock, attract and retain qualified employees, develop and maintain strong management and employee loyalty, and give suitable recognition to an individual’s material contributions to Sterling’s success. Sterling believes that awarding equity to executives provides retention value and creates ownership alignment among executives and shareholders.

In determining the amount of equity awards to be granted to the Named Executive Officers, the Compensation and Governance Committee and the Board, after consultation with management, selected discretionary amounts for certain Named Executive Officers that the Compensation and Governance Committee and the Board believed were commensurate with each individual’s performance and position at Sterling and were in line with the compensation restrictions applicable to the organization due to its prior participation in Treasury’s Capital Purchase Program. See “—Grants of Plan-Based Awards” for the details of each restricted stock unit grant.

Supplemental Executive Retirement Plan.    In January 2002, to provide retirement benefits for highly compensated key executives and to supplement benefits under any plans qualified under Section 401(a) of the Internal Revenue Code, Sterling adopted a Supplemental Executive Retirement Plan (the “SERP”). After 2002 Sterling discontinued new participation in the SERP. In 2011, Mr. Byrne was the only Named Executive Officer participating in the SERP. Depending on classification under the Plan, a participant will receive from 40% to 60% of their annual salary amount as of January 1, 2002, for 10 to 15 years, beginning at normal retirement age. Retirement benefits vest at the rate of 10% per year of service. Except for a participant who has completed 25 years of service, benefits are reduced for early retirement. If within three years of a change in control of Sterling, either the SERP or the participant’s employment are terminated, within six months of such termination, the present value of the normal retirement benefit, which is determined under the plan using a 7% discount rate, becomes 100% vested under the SERP vesting schedule but is subject to a reduction of 5% per year of service less than 20 years. Mr. Byrne is 100% vested in his SERP benefits and has 28 years of service.

Deferred Compensation Plans.    Since 1984, Sterling has maintained a nonqualified Deferred Compensation Plan (the “Old DCP”). No further contributions have been made to this plan since 2001. As of December 31, 2011, Mr. Byrne is the only participant in the Old DCP. All amounts become 100% vested upon death, disability, normal retirement age of 60, upon a change in control, or upon termination of the Old DCP. Prior to such an event, amounts in a participant’s account vest at the rate of 10% per year of service from and after the year of contribution, provided that such vesting is accelerated so that each participant shall reach 100% vesting by age 60. Payment may be in a lump sum or in installments as determined by the Board, and installments may be accelerated by the Board. Payment must be commenced within one year of the termination of the participant’s employment with Sterling.

Due to the enactment of Section 409A of the Internal Revenue Code, the Old DCP was divided into two plans: one for balances that accrued and vested prior to January 1, 2005, which are not subject to Section 409A, and one for balances vesting from and after January 1, 2005, which must comply with the rules and restrictions of Section 409A. Mr. Byrne is the only participant with a balance in the segregated plan for benefits vesting from and after January 1, 2005, called the 2005 Deferred Compensation Plan (the “2005 DCP”). Mr. Byrne is 100% vested in his 2005 DCP benefits.

In 2006, Sterling Savings Bank adopted a new nonqualified Deferred Compensation Plan (the “Sterling Savings DCP”), which is primarily funded through employee deferral contributions. The Sterling Savings DCP was designed to retain and attract key employees and Directors while serving as a vehicle to assist participants in deferring current compensation to a time when taxes may be at a more personally beneficial rate and aid in saving for long-term financial needs. Although the Sterling Savings DCP does allow for employer contributions, other than a few signing bonuses related to new hires or retention following corporate acquisitions, no employer contributions have been made to the Sterling Savings DCP. Participation is limited to Directors and a select group of management or highly compensated employees as determined by the plan committee. Currently, Mr. Byrne, Mr. Eckhardt, Mr. Rusnak and Mr. Seibly are the only Named Executive Officers with account balances in the Sterling Savings DCP.

Perquisites.    The primary perquisite provided to some of the Named Executive Officers in 2011 is an auto allowance. This perquisite was negotiated between Sterling and the executive officers as part of their employment package, and were deemed by Sterling to be appropriate for the executive officers’ positions. Although the perquisites are considered in determining the overall compensation of the executive officers, the amounts involved are not deemed to be so material as to impact the other types of compensation provided to them.

Employment Agreements

In 2011, Sterling and Mr. Byrne entered into a new employment agreement reflecting Mr. Byrne’s transition into the role of Corporate Development Executive. Under the terms of his employment agreement as of December 31, 2011, Mr. Byrne receives an annual base salary of $235,000. In the event Mr. Byrne is terminated without cause, he would be entitled to severance pay of $350,000 in exchange for execution of a release and nondisclosure agreement, one half paid following expiration of the revocation period under the release agreement and the second half no later than the first 10 days of the year following the year of termination. Under this agreement, in the event Mr. Byrne’s employment is terminated within 24 months following a change in control (a) for any reason other than for cause or (b) by Mr. Byrne due to a constructive discharge, Sterling is obligated to pay Mr. Byrne an amount equal to two times his “Annual Compensation”, which is defined to include salary at the highest annual rate over the last three years of employment, bonus and the amount of contributions made or to be made by Sterling on behalf of Mr. Byrne in the year of termination to pension and welfare plans maintained by Sterling. Mr. Byrne would be entitled to any vested benefits in the employee benefit programs and compensation plans and programs in which he participates as determined by the plan then in effect and any stock options and other incentive awards held by Mr. Byrne would become fully vested and exercisable. In addition, Mr. Byrne is bound by a non-solicitation clause for a period of one year following a termination for reasons other than permanent disability or a termination upon a change in control. See “Potential Post Employment Payments—Conditions and Obligations” section for a description of the non-solicitation provisions in Mr. Byrne’s agreement.

Change in Control Plan

Subsequent to 2011, Sterling implemented a Change in Control Plan (“CIC Plan”), which provides for benefits if an employee’s employment is involuntarily terminated by a successor to Sterling or if the executive is constructively discharged within 24 months following a change in control of Sterling. The Board adopted the CIC Plan in order to implement a consistent program of benefits for current and future executive officers and other key leaders of Sterling. The CIC Plan replaces the employment agreements between Sterling and some of its executive officers and other senior leaders and provides consistent benefits to those who did not previously have an employment agreement providing for benefits on a change in control. As a result of the prior employment agreements being terminated, none of Sterling’s executive officers are currently entitled to the Code Section 280G gross up provisions to which some officers were previously entitled under their former agreements. Participation is limited to a select group of management and highly compensated employees who are selected for participation by the Board and who sign a participation agreement under the CIC Plan. Benefits are calculated based on (1) a multiple of monthly base compensation and target bonus, (2) the cost of COBRA continuation coverage minus the then current employee portion of premiums for the same benefit multiple up to 18 months, and (3) a bonus payment for the year of termination prorated through the date of termination of employment. The CIC Plan benefits are generally contingent on participants’ agreement to non-competition and non-solicitation clauses with a duration equal to half of the monthly benefits multiple, i.e., if participant is offered twelve months of benefits, the non-competition and non-solicitation clauses shall be for six months; provided however, that the CIC Plan does not currently require non-competition or non-solicitation obligations for participants receiving a benefits multiple of 6 months or less. With the exception of Mr. Byrne, who is not a participant in the CIC Plan, the Named Executive Officers are entitled to the following level of CIC Plan benefits: Seibly—30 months; Eckhardt—30 months; Rusnak—24 months; DePillo—24 months; Hauschild—24 months.

Policy on Equity Ownership and Timing of Equity Grants

During 2011, the Board adopted stock ownership guidelines for the executive officers and non-employee directors. The ownership guidelines apply to all directors and certain executive officers. The ownership targets under the guidelines are as follows: five times cash base salary or annual cash retainer for the Chief Executive Officer and non-employee directors, three times cash base salary for the Chief Operating Officer, and two times cash base salary for all other designated officers. All shares awarded under Sterling’s long-term incentive plans must be held until the applicable ownership target is met. Thereafter, provided the stock ownership threshold is maintained, the guidelines provide for a holding period of one year for 50% (or 75% for the Chief Executive Officer, Chief Operating Officer and directors) of net award shares, after reduction for applicable taxes and any exercise price applicable to an award. For purposes of determining an individual’s ownership percentage, generally all shares that are owned, directly or indirectly, will be counted, including those obtained outside of Sterling’s long-term incentive plans. For purposes of determining if the ownership target is met, the guidelines use the average closing price per share over the 180-days prior to the calculation date.

In order to avoid creating conflicts between an executive officer’s interests and the interests of shareholders, Sterling’s Insider Trading Policy prohibits all Sterling personnel from trading in options, warrants, puts and calls or similar instruments on Sterling securities, selling Sterling securities short, holding Sterling securities in margin accounts or otherwise engaging in hedging transactions with respect to Sterling securities. The Insider Trading Policy also generally prohibits pledges of their shares of Sterling common stock as collateral for loans or other financing transactions unless in compliance with the policy.

It is generally the Board’s policy to grant all awards of shares of Sterling common stock and options to purchase shares of Sterling common stock during the open trading window following the release of earnings for the quarter and/or fiscal year to increase the likelihood that the awards will be priced at a time when the market has full access to information about Sterling’s performance.

Summary Compensation Table

The following table sets forth information concerning compensation received by the Named Executive Officers for services in all capacities to Sterling and its subsidiaries during the fiscal year ended December 31, 2011.

Name and Position	Year	Salary ($)	Bonus(1) ($)		Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($)		All Other Compen- sation(3) ($)		Total ($)
J. Gregory Seibly	2011	750,204	0		893,467	0	0	0		12,975		1,656,646
CEO of Sterling Financial Corp. and Sterling Savings Bank	2010	548,126	0		108,028	0	0	0		12,975		669,129
	2009	479,231	0		37,000	0	0	0		19,838		536,069

Patrick J. Rusnak(4)	2011	398,077	0		200,017	0	0	0		4,913		603,007
Executive Vice President and CFO of Sterling Financial Corp.	2010
	2009

Ezra A. Eckhardt	2011	525,343	0		588,892	0	0	0		12,975		1,127,210
Chief Operating Officer of Sterling and President and Chief Operating Officer of Sterling Savings Bank	2010	484,702	0		60,490	0	0	0		12,956		558,148
	2009	449,923	0		37,000	0	0	0		5,775		492,698

David S. DePillo(5)	2011	350,000	0		0	0	0	0		3,675		353,675
Chief Credit Officer of Sterling Savings Bank	2010	56,538	1,000,000	(6)	0	0	0	0		221,903	(7)	1,278,441
	2009

Steven D. Hauschild(8)	2011	203,269	63,000	(9)	0	0	0	0		5,775		272,044
Executive Vice President and Chief Approval Officer of Sterling Savings Bank	2010
	2009

Daniel G. Byrne	2011	265,577	0		0	0	0	29,442		7,785		302,804
Executive Vice President and CFO of Sterling Financial Corp.	2010	500,000	0		220,003	0	0	27,731		14,721		762,455
	2009	469,969	0		74,000	0	0	236,677	(10)	16,368		797,014

(1)	Represents dollar amounts earned for the fiscal year indicated. Sterling generally pays bonus compensation in February, following completion of the fiscal year in which it is earned.

(2)

The 2011 RSU awards to Messrs. Seibly, Rusnak and Eckhardt represent the grant date fair value of these awards as determined for financial reporting purposes. For 2011 salary stock awarded to Messrs. Seibly and Eckhardt, the measurement date for determining the amount of salary stock awarded is based on the end of the applicable payroll period and the grant date is the payroll date on which all compensation for that pay period is paid. Due to the administrative delay for processing payroll, the value of the stock may fluctuate between these dates. The value presented in the table for Messrs. Seibly and Eckhardt reflects the dollar value of salary stock awarded by the Board as of each measurement date which determines the number of shares granted for each payroll period from and after the effective date of the award of salary stock. See the “Grants of Plan-Based Awards” table below for further details on the RSUs and salary stock awarded in 2011.

(3)

Includes perquisites and other compensation. Additional information regarding other compensation, including perquisites that in the aggregate exceeded $10,000 for an individual, is provided in the “Components of All Other Compensation” table below.

(4)	Mr. Rusnak joined Sterling effective January 2011.

(5)	Mr. DePillo joined Sterling effective October 2010.

(6)

Mr. DePillo received additional cash compensation in the form of a sign-on bonus in the amount of $1,000,000 following his commencement of service as Chief Credit Officer. This compensation was subject to clawback if Mr. DePillo voluntarily terminated his employment with Sterling Savings Bank prior to December 31, 2011.

(7)	Prior to becoming an employee of Sterling Savings Bank upon receipt of regulatory approval, Mr. DePillo received $221,903 for services as a consultant from January through October of 2010.

(8)	Mr. Hauschild did not serve as a Named Executive Officer during 2009 and 2010.

(9)

Mr. Hauschild earned a bonus of $63,000 for 2011 performance, which contributed to his being a Named Executive Officer and would have been paid to him in February 2012, but was not paid to him and will be held and distributed to him once he is no longer a Named Executive Officer or one in the top 10 most highly compensated employees of Sterling or until the Treasury no longer holds shares of Sterling common stock, whichever occurs first.

(10)

The SERP accrual for Mr. Byrne in 2009 reflects a one-time adjustment of $236,677 due to reaching 25 years of service and becoming 100% vested in his benefits so that there will be no early retirement reduction even if his employment terminates before his normal retirement age. See the “Pension Benefits” section of this proxy statement for further information about the SERP.

Components of All Other Compensation

The components of the “All Other Compensation” column in the Summary Compensation Table, including perquisites that in the aggregate exceeded $10,000 for an individual, are detailed in the following table.

Name(1)	Auto Allowance Parking Gas ($)	401(k) Matching Contribution ($)	Total ($)
J. Gregory Seibly	7,200	5,775	12,975
Ezra A. Eckhardt	7,200	5,775	12,975

(1)	Includes Named Executive Officers for whom the aggregate value of perquisites exceed $10,000.

Compensation Comparison Table

Comparison of 2011 Compensation Actions for the NEOs to Compensation Reported in the Summary Compensation Table for 2011

The following table illustrates two views of compensation for 2011, which includes: (a) the compensation actions taken by the Compensation and Governance Committee for the 2011 performance year and (b) the compensation included in the Summary Compensation Table under the SEC rules. It also compares total 2011 compensation with total 2010 compensation.

While some elements of compensation under both views are the same, there are differences in the timing of when certain compensation is included, as set forth below. The Compensation and Governance Committee’s view of compensation for 2011 includes the RSU awards granted in 2012 for the 2011 performance year. Under the SEC rules, these awards are required to be reported in the Summary Compensation Table based on when they are granted. Also under the SEC rules, 2011 compensation as set forth in the Summary Compensation Table includes the stock awards granted in 2011 for the 2010 performance year. The last column in the table shows a similar comparison of total compensation for 2010.

Comparison of (a) Compensation and Governance Committee’s View of 2010 and 2011 Compensation Awarded and (b) Compensation as Reported in the Summary Compensation Table

Name	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	2011 Total ($)	2010 Total ($)(1)
J. Gregory Seibly
(a)	750,204	0	1,124,500	0	0	0	12,975	1,887,679	1,441,593
(b)	750,204	0	893,467	0	0	0	12,975	1,656,646	669,129

Patrick J. Rusnak
(a)	398,077	0	425,017	0	0	0	4,913	828,007	0
(b)	398,077	0	200,017	0	0	0	4,913	603,007	0

Ezra A. Eckhardt
(a)	525,343	0	615,000	0	0	0	12,975	1,153,318	1,073,594
(b)	525,343	0	588,892	0	0	0	12,975	1,127,210	558,148

David S. DePillo
(a)	350,000	0	175,000	0	0	0	3,675	528,675	1,278,441
(b)	350,000	0	0	0	0	0	3,675	353,675	1,278,441

Steven D. Hauschild
(a)	203,269	63,000	100,000	0	0	0	5,775	372,044	0
(b)	203,269	63,000	0	0	0	0	5,775	272,044	0

Daniel G. Byrne
(a)	265,577	0	0	0	0	29,442	7,785	302,804	762,455
(b)	265,577	0	0	0	0	29,442	7,785	302,804	762,455

(1)	Messrs. Rusnak and Hauschild were not employed as Named Executive Officers in 2010.

Grants of Plan-Based Awards

Under the direction of the Audit Committee, Sterling has reviewed its policy regarding the granting of equity awards and affirmed that Sterling has adequate procedures in place to ensure that no option grants have been or may be “back-dated” or “spring-loaded.” The following tables present equity awards granted during 2011.

Name		Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)(2)
J. Gregory Seibly
	Restricted Stock Units	1/28/2011	18,185			330,967
	Salary Paid in Share Units(3)	1/7/2011	1,139			24,955
		1/21/2011	985			19,946
		2/4/2011	1,219			21,918
		2/18/2011	1,207			20,821
		3/4/2011	1,282			21,422
		3/18/2011	1,271			21,963
		4/1/2011	1,278			21,407
		4/15/2011	1,303			21,760
		4/29/2011	1,209			21,327
		5/13/2011	1,218			21,595
		5/27/2011	1,181			21,412
		6/10/2011	1,208			21,345
		6/24/2011	1,223			19,348
		7/8/2011	1,309			21,049
		7/22/2011	1,349			22,690
		8/5/2011	1,246			19,537
		8/19/2011	1,635			19,685
		9/2/2011	1,576			20,141
		9/16/2011	1,720			24,355
		9/30/2011	1,700			21,046
		10/14/2011	1,704			23,856
		10/28/2011	1,570			24,429
		11/11/2011	1,432			22,196
		11/25/2011	1,375			20,075
		12/9/2011	1,382			22,333
		12/23/2011	1,376			23,020
Patrick J. Rusnak
	Restricted Stock Units	2/16/2011	11,294			200,017

Name		Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)(2)
Ezra A. Eckhardt
	Restricted Stock Units	1/28/2011	15,049			273,892
	Salary Paid in Share Units(3)	1/7/2011	638			13,979
		1/21/2011	552			11,178
		2/4/2011	683			12,280
		2/18/2011	676			11,661
		3/4/2011	718			11,998
		3/18/2011	712			12,303
		4/1/2011	716			11,993
		4/15/2011	730			12,191
		4/29/2011	677			11,942
		5/13/2011	682			12,092
		5/27/2011	662			12,002
		6/10/2011	677			11,963
		6/24/2011	686			10,853
		7/8/2011	733			11,787
		7/22/2011	756			12,716
		8/5/2011	698			10,945
		8/19/2011	916			11,029
		9/2/2011	883			11,285
		9/16/2011	964			13,650
		9/30/2011	953			11,798
		10/14/2011	955			13,370
		10/28/2011	880			13,693
		11/11/2011	802			12,431
		11/25/2011	770			11,242
		12/9/2011	774			12,508
		12/23/2011	771			12,899
David S. DePillo			0			0

Steven D. Hauschild			0			0

Daniel G. Byrne			0			0

(1)	The grant date fair value for restricted stock units is represented by the closing price of Sterling common stock on the day prior to the grant date.

(2)	The grant date fair value for the mandatorily deferred stock units (salary stock) granted to Messrs. Seibly and Eckhardt is represented by the closing price of Sterling common stock on the grant date.

(3)

Grants of salary paid in the form of deferred stock units are made on a biweekly basis to coincide with Sterling’s payroll periods. The units are fully vested, however, delivery of the awarded shares is deferred until future distribution dates provided in the Agreement between Sterling and Messrs. Seibly and Eckhardt, respectively.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)(1)	(b)	(c)	(d)	(e)	(f)	(g)(2)	(h)(3)	(i)	(j)
J. Gregory Seibly
7/25/2007	455	0		1,611.72	7/26/2015
1/31/2008						45	$752
1/30/2009						152	$2,538
1/28/2011						18,185	$303,690

Patrick J. Rusnak
2/16/2011						11,294	$188,610

Ezra A. Eckhardt
12/19/2005	152	0		1,696.86	2/29/2012
1/31/2007	228	0		2,189.22	3/16/2013
1/31/2008						45	$752
1/30/2009						152	$2,538
1/28/2011						15,049	$251,318

David S. DePillo

Steven D. Hauschild
1/31/2007	61	0		2,189.22	3/16/2013
1/31/2008	46	15		1,174.14	3/1/2014
1/30/2009	31	30		122.10	3/1/2015
12/14/2010						8,466	$141,382

Daniel G. Byrne
12/19/2005	379	0		1,696.86	2/28/2012
1/31/2007	152	0		2,189.22	2/1/2017
1/31/2008						76	$1,269
1/30/2009						303	$5,060
12/14/2010						13,423	$224,164

(1)	Column (a) notes the grant date of each award below each Named Executive Officer.

(2)

Column (g) shows the number of restricted stock awards and restricted stock units that have not vested as of December 31, 2011. See footnote (2) to the Summary Compensation Table for information about the fluctuating values for the salary stock awards in this table.

(3)	The market value of restricted stock awards and restricted stock units is calculated using Sterling’s common stock closing price of $16.70 a share, the price on December 31, 2011.

Option Exercises and Stock Vested

The following table shows the value realized as of December 31, 2011, upon exercise of stock options and vesting of stock awards by each of the Named Executive Officers during 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
J. Gregory Seibly	0	0	122	2,167
Patrick J. Rusnak	0	0	0	0
Ezra A. Eckhardt	0	0	122	2,167
David S. DePillo	0	0	0	0
Steven D. Hauschild	0	0	4,233	66,712
Daniel G. Byrne	0	0	266	4,726

Pension Benefits

The SERP is a non-qualified, unfunded plan that was designed to provide retirement benefits for certain key employees of Sterling. Mr. Byrne is eligible for full retirement benefits at age 65 calculated at 60% of his 2002 base salary paid out over a period of 15 years. Mr. Byrne is fully vested in the retirement benefit and may retire at any time with full benefits. Benefits under the SERP commence at normal retirement age.

The following table reflects the present value of accrued benefits payable, including the years of credited service under the SERP, determined in accordance with the SERP and using the same actuarial assumptions as used by Sterling for financial reporting purposes under GAAP.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
J. Gregory Seibly(1)		0	0	0
Patrick J. Rusnak(1)		0	0	0
Ezra A. Eckhardt(1)		0	0	0
David S. DePillo(1)		0	0	0
Steven D. Hauschild(1)		0	0	0
Daniel G. Byrne	SERP	28	506,790	0

(1)	Messrs. Seibly, Rusnak, Eckhardt, DePillo and Hauschild are not eligible for the SERP.

Nonqualified Deferred Compensation

The Old DCP, enacted in 1984 and frozen after 2001, provided a vehicle to assist employees with saving for retirement and created an incentive to increase employee ownership of Sterling common stock. Only employer contributions to the Old DCP were allowed. See “—Components of Compensation—Deferred Compensation Plans” for further details on the Old DCP and the segregation of the Old DCP in response to the enactment of Section 409A of the Internal Revenue Code.

Most of the contributions are invested in shares of Sterling common stock, but the participants have the opportunity to diversify any funds contributed after May 1, 2001, among Sterling common stock, the MFS Value Fund, the Black Rock S&P 500 Fund, and the Franklin Small/Mid Cap Growth Fund.

The annualized performances of each selection in the Old DCP are as follows:

Sterling common stock	-11.97%
MFS Value Fund	-0.21%
BlackRock S&P 500 Index Fund	1.80%
Franklin Sm/Mid Cap Growth Fund	-4.89%

Payments must commence within one year of termination of employment and may be paid in a lump sum or installments, as determined by the Compensation and Governance Committee and the Board, provided however, that the balances vesting after December 31, 2004 will be paid in three annual installments, commencing on the later of the first payroll date of the next plan year or the first payroll date that is six months after the participant’s separation from service.

In 2006, Sterling Savings Bank adopted the Sterling Savings DCP. Although employer contributions are permitted under the Sterling Savings DCP, other than a few signing bonuses related to new hires or retention following corporate acquisitions, no regular employer contributions have been made under this program. In 2011, Mr. Byrne, Mr. Eckhardt, Mr. Rusnak and Mr. Seibly were the only Named Executive Officers to participate in the Sterling Savings DCP.

Earnings under the Sterling Savings DCP are based on participants’ allocations among the following measurement funds.

Fund	Annualized Return for 2011
Fidelity VIP Money Market Svc2	0.01%
Maxim Loomis Sayles Bond	4.44%
DWS VIP II Large Cap Value A	-0.07%
Dreyfus Stock Index Fund	1.88%
Janus Aspen Forty Instl	-6.69%
Fidelity VIP MidCap: Svc2	-10.85%
DWS Dreman Small Mid Cap Value: VIP A	-6.08%
Dreyfus VIF International Equity Initial	-14.68%
Fidelity VIP II Contra Fund Svc2	-2.78%

Distributions are made under the Sterling Savings DCP following a participant’s death, disability, retirement or termination of service in a lump sum or up to 15 annual installments as elected by the participant. Participants may elect to receive a scheduled distribution during employment with certain exclusions. As of December 31, 2011, there were 15 active participants in the Sterling Savings DCP. Participants may contribute up to 75% of their base salary and up to 100% of commissions, bonuses and Director fees. The deferred amounts are credited to the participants’ accounts, which do not hold assets but are maintained for record-keeping purposes. The earnings are credited based on the return of measurement funds selected by the participants. The measurement funds are designed to mirror the performance of mutual funds selected by the plan committee. All participant contributions vest immediately. Each year, based on a written agreement (such as an employment agreement) or at its sole discretion, Sterling may contribute amounts to all, some or none of the participants. The vesting of the Sterling contributions is determined based on the written agreement between the participant and Sterling or based on a vesting schedule determined by the plan committee. Within 60 days after the later of the first business day of the plan year following the plan year in which a participant retires, or the last day of the six month period immediately following the date on which a participant retires, the participant’s account will be distributed either in a lump sum or installments up to 15 years as elected by the participant. Within 60 days after the plan committee is notified of a participant’s death or a participant becomes disabled, the participant’s account will be distributed in a lump sum. Within 60 days after the last day of the six month period immediately following the date on which employment terminates, the participant’s account will be distributed in a lump sum payment. Participants may elect to receive a scheduled distribution with certain exclusions. Although the benefits provided are considered in determining the overall compensation of the executive officers, in general they do not impact the other types of compensation provided to them. As of January 1, 2009, the Sterling Savings DCP was amended and restated to comply with Section 409A of the Internal Revenue Code and the final regulations promulgated thereunder.

The following table reflects the accumulated balances under all of the deferred compensation arrangements maintained by Sterling in which the Named Executive Officers participate.

Name	Plan	Executive Contributions in Last FY ($)	Sterling Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)(3)
J. Gregory Seibly	Sterling Savings DCP	50,000	0	-2,248	84,213	(4)	320,864
	Salary Stock	0	561,796	24,324	74,123	(5)	586,120
Patrick J. Rusnak	Sterling Savings DCP	100,000	0	-3,941	0		96,059
Ezra A. Eckhardt	Sterling Savings DCP	0	0	-5,603	0		35,343
	Salary Stock	0	314,757	13,632	41,510	(5)	328,389
David S. DePillo	Sterling Savings DCP	0	0	0	0		0
Steven D. Hauschild	Sterling Savings DCP	0	0	0	0		0
Daniel G. Byrne	Sterling Savings DCP	0	0	-6,902	0		163,287
	Old DCP	0	0	-4,890	0		77,957

(1)	These amounts are reflected in the Stock Awards column of the Summary Compensation Table.

(2)

Represents (i) for salary stock, the difference between (x) the value as reported in the Summary Compensation Table based on the payroll date each award was earned and (y) the closing sale price of Sterling Common Stock on December 31, 2011, and (ii) for all other plans, the earnings or losses for the year ended December 31, 2010.

(3)

A portion of the amounts listed in this column has been reported in the Summary Compensation Table for prior fiscal years. The amounts previously reported are as follows: Mr. Seibly $143,028; Mr. Byrne $196,291; and Mr. Eckhardt $60,490. No amounts have been included in prior years for Messrs. Rusnak, DePillo, and Hauschild.

(4)	Represents a scheduled in-service distribution from the Sterling Savings DCP, which was made to Mr. Seibly on January 21, 2011.

(5)

Represents distributions on April 1, 2011 and October 1, 2011 of salary stock awards made in 2010 that were earned from and after October 11, 2010, when salary stock was first granted to Messrs. Seibly and Eckhardt.

Potential Post-Employment Payments

The determination of payout of post-employment compensation, benefits, and perquisites for the executive officers is based on the terms of each individual employment contract, if any, in conjunction with plan documents governing the individual benefit plans.

The employment agreements described below for each of the Named Executive Officers reflects the terms of their contracts with Sterling as of December 31, 2011, except as otherwise noted. See also, the “Change in Control Plan” section above for reference to the new benefit program that replaced the employment agreements described below in early 2012.

J. Gregory Seibly.    During 2011, Mr. Seibly was employed under the terms of an employment agreement with Sterling. This employment agreement was replaced in 2012 by the CIC Plan described previously under the “Change in Control Plan” section and is therefore no longer in effect. This agreement could be terminated at any time by either Mr. Seibly or Sterling. Under the terms of this agreement, Mr. Seibly was entitled to receive a minimum annual base salary of at least $325,000. In addition, Mr. Seibly was eligible to participate in all compensation and employee benefit plans and programs, including stock option or incentive plans, maintained by Sterling for its senior officers. During 2009, Mr. Seibly’s base salary was increased to $500,000. During 2010, Mr. Seibly’s annual base salary was increased to $750,000 of cash salary and $562,500 of salary stock. During 2011, Mr. Seibly’s annual base salary was maintained at the level set in 2010, as discussed above under “2011 Compensation of Named Executive Officers.”

Under the terms of his agreement, if within 24 months following a change in control, Mr. Seibly’s employment was terminated by Sterling for any reason other than for cause or by Mr. Seibly due to a constructive discharge, Sterling would be required to pay to Mr. Seibly an amount equal to two times his “Annual Compensation,” which is defined to include salary, bonus and the amount of contributions made or to be made by Sterling on behalf of Mr. Seibly in the year of termination to the pension and welfare plans maintained by Sterling. In addition, he would be entitled to any vested benefits in the employee benefit programs and compensation plans and programs in which he participates as determined by the plan then in effect. Any stock options and other incentive awards held by Mr. Seibly would become fully vested and exercisable.

In the event of a termination of employment for any reason other than due to a change in control, Sterling would have no liability to pay further compensation or any other benefit to Mr. Seibly, other than stock options or other incentive awards held pursuant to the terms of the grant(s) thereof and vested benefits payable under the terms of any executive or employee benefit programs maintained by Sterling in which he participates.

Pursuant to the Amendment to Mr. Seibly’s Employment Agreement that was entered into when Sterling was a participant in Treasury’s Capital Purchase Program, if payments made to Mr. Seibly constitute a “parachute payment” under Section 280G of the Internal Revenue Code, Mr. Seibly is entitled to receive a sum equal to 2.99 times his “base amount” within the meaning of Section 280G(b)(3) of the Internal Revenue Code, as the sole benefit payable. Any reduction in payments pursuant to this paragraph would be taken first from cash payments to Mr. Seibly and second from equity awards before other benefits are reduced.

The estimated total value of payments and benefits that would be due Mr. Seibly if he had been terminated on December 31, 2011 under the circumstances described above, are disclosed in the following table. As noted above, Mr. Seibly’s employment agreement was replaced in early 2012 by the Change in Control Plan, described previously under the “Change in Control Plan” section.

J. Gregory Seibly(1)

	Death ($)	Long- term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause or Constructive Discharge ($)	Qualifying Termination Following Change in Control ($)
Severance or Other Cash Payments(2)	0	0	0	0	0	1,220,662
Accelerated Vesting of Restricted Stock	0	0	0	0	0	306,979
Nonqualified Defined Contribution Plans(3)	906,984	906,984	906,984	906,984	906,984	906,984
Long-Term Disability Benefit(4)	0	156,000	0	0	0	0
Vacation Pay(5)	126,154	126,154	126,154	126,154	126,154	126,154

Total	1,033,138	1,189,138	1,033,138	1,033,138	1,033,138	2,560,779

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011. The post-employment payments in the table represent the amounts executive would have been entitled to under the employment agreement in existence on December 31, 2011 and benefit programs between the executive and Sterling.

(2)

Severance or other cash payments is based on 2011 salary, plus Sterling’s 2011 cost for the benefits that Mr. Seibly is entitled to receive. No amount is included for bonus as no bonus was paid to Mr. Seibly in 2010 or 2011. The severance payment in the event of a qualifying termination following a change in control reflects a reduction due to a provision in Mr. Seibly’s employment agreement capping change in control payments to 2.99 times his base amount determined pursuant to Code §280G. Mr. Seibly’s cash severance amount in the event of a change in control would be reduced by $1,441,980 as a result of this provision.

(3)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(4)	Represents value of annual long-term disability insurance benefit.

(5)	Assumes executive is entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

Patrick J. Rusnak.    Mr. Rusnak became Chief Financial Officer of Sterling in 2011. Pursuant to the terms of his employment, Mr. Rusnak’s annual base salary was $450,000 and he received a one-time equity award grant in the form of Restricted Stock Units, which due to the current share price resulted in a grant carrying an overall value of $200,017. Although Mr. Rusnak may be eligible in the future to receive additional equity awards, it is currently contemplated that Mr. Rusnak will not be considered for any additional bonus or be eligible to participate in any incentive plan until after 2012.

In the event of an involuntary termination of employment, Mr. Rusnak has a right under the Sterling Savings Bank Severance Policy and Plan, which is generally applicable to all regular Sterling employees who have a qualifying involuntary termination and who do not otherwise have an agreement providing for severance type benefits, to severance pay equal to twelve weeks of his current base salary in exchange for a release agreement. In the event of an involuntary termination or a termination for constructive discharge within 24 months after a change in control of Sterling, the Restricted Stock Units award under the 2010 Long-Term Incentive Plan will become fully vested. Finally, Mr. Rusnak is entitled to a payment equal to his unused vacation time upon termination and any other benefits that are earned and vested under the employee and executive benefit programs maintained by Sterling in which he participates.

The estimated total value of payments and benefits that would be due Mr. Rusnak if he had been terminated on December 31, 2011 under the circumstances described above, are disclosed in the following table. Beginning in 2012, Mr. Rusnak also became a participant in the Change in Control Plan, as described previously under the “Change in Control Plan” section.

Patrick J. Rusnak(1)

	Death ($)	Long- term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause ($)	Qualifying Termination Following Change in Control ($)
Severance or other Cash Payments(2)	0	0	0	0	103,846	103,846
Accelerated Vesting of Restricted Stock	0	0	0	0	0	188,610
Nonqualified Defined Contribution Plans(3)	96,059	96,059	96,059	96,059	96,059	96,059
Long-Term Disability Benefit(4)	0	156,000	0	0	0	0
Vacation Pay(5)	43,269	43,269	43,269	43,269	43,269	43,269

Total	139,328	295,328	139,328	139,328	243,174	431,784

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011. The post-employment payments in the table represent the amounts executive would be entitled to under the employment terms between the executive and Sterling as of December 31, 2011 and the benefit programs in which executive participates.

(2)	Severance is based on the Sterling Savings Bank Severance Policy and Plan, which provides for a minimum of 12 weeks of severance pay upon an involuntary termination.

(3)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(4)	Represents annual value of long-term disability insurance benefit.

(5)	Assumes executive is entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

Ezra Eckhardt.    During 2011, Mr. Eckhardt was employed under the terms of an employment agreement with Sterling. This employment agreement was replaced in 2012 by the CIC Plan described previously under the “Change in Control Plan” section and is therefore no longer in effect. This agreement could be terminated at any time by either Mr. Eckhardt or Sterling. Under the terms of this agreement, Mr. Eckhardt was entitled to receive a minimum annual base salary of at least $260,000. In addition, Mr. Eckhardt was eligible to participate in all compensation and employee benefit plans and programs, including stock option or incentive plans, maintained by Sterling for its senior officers. During 2009, Mr. Eckhardt’s base salary was increased to $475,000. During 2010, Mr. Eckhardt’s annual base salary was increased to $525,000 of cash salary and $315,000 of salary stock. During 2011, Mr. Eckhardt’s annual base salary was maintained at the level set in 2010, as discussed above under “2011 Compensation of Named Executive Officers.”

Under the terms of his agreement, if within 24 months following a change in control, Mr. Eckhardt’s employment was terminated by Sterling for any reason other than for cause or by Mr. Eckhardt due to a constructive discharge, Sterling would be obligated to pay to Mr. Eckhardt an amount equal to two times his “Annual Compensation, “ which includes salary, bonus and the amount of contributions made or to be made by Sterling on behalf of Mr. Eckhardt in the year of termination to the pension and welfare plans maintained by Sterling. In addition, he would be entitled to any vested benefits in the employee benefit programs and compensation plans and programs in which he participates as determined by the plan then in effect. Any stock options and other incentive awards held by Mr. Eckhardt would become fully vested and exercisable.

Under the terms of his agreement, if payments made to Mr. Eckhardt were determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Sterling would have been obligated to pay the Excise Tax Gross-Up equal to the excise tax that would be applied to the excess payment as defined in Section 280G of the Internal Revenue Code as well as an amount equal to federal, state, and local income taxes on this additional payment such that he would receive the net amount that he would have received had no excise tax been applied.

In the event of a termination of employment for any reason other than due to a change in control, Sterling would have no liability to pay further compensation or any other benefit to Mr. Eckhardt, other than stock options or other incentive awards held pursuant to the terms of the grant(s) thereof and vested benefits payable under the terms of any executive or employee benefit programs maintained by Sterling in which he participates.

The estimated total value of payments and benefits that would be due Mr. Eckhardt if he had been terminated on December 31, 2011 under the circumstances described above, are disclosed in the following table. As noted above, Mr. Eckhardt’s employment agreement was replaced in early 2012 by the Change in Control Plan, described previously under the “Change in Control Plan” section.

Ezra A. Eckhardt(1)

	Death ($)	Long- term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause or Constructive Discharge ($)	Qualifying Termination Following Change in Control ($)
Severance or other Cash Payments(2)	0	0	0	0	0	2,393,356
Accelerated Vesting of Restricted Stock	0	0	0	0	0	254,608
Nonqualified Defined Contribution Plans(3)	363,732	363,732	363,732	363,732	363,732	363,732
Long-Term Disability Benefit(4)	0	156,000	0	0	0	0
Vacation Pay(5)	80,769	80,769	80,769	80,769	80,769	80,769

Total	444,501	600,501	444,501	444,501	444,501	3,092,465

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011. The post-employment payments in the table represent the amounts executive would have been entitled to under the employment agreement in existence on December 31, 2011 and benefit programs between the executive and Sterling.

(2)

Severance or other cash payments is based on 2011 salary, plus Sterling’s 2011 cost for the benefits that Mr. Eckhardt is entitled to receive. No amount is included for bonus as no bonus was paid to Mr. Eckhardt in 2010 and 2011. The severance payment in the event of a qualifying termination following a change in control reflects a gross up of $636,713 for the taxes that would be due pursuant to Code §280G. This estimate assumes a 20% excise tax rate and an income tax rate of 35% for purposes of the gross up calculation. Due to recent increases in his annual compensation, the last five years of compensation that are averaged to create his base amount are low enough that his two times annual compensation severance payment would exceed three times his base amount triggering the gross up in his employment agreement.

(3)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(4)	Represents annual value of long-term disability insurance benefit.

(5)	Assumes executive is entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

David S. DePillo.    Mr. DePillo became Chief Credit Officer of Sterling Savings Bank in 2010. Pursuant to the terms of his employment for 2011, Mr. DePillo’s base salary was $350,000. Although Mr. DePillo may be eligible in the future to receive equity awards, it is currently contemplated that Mr. DePillo will not be considered for any additional bonus or be eligible to participate in any incentive plan until after 2012. In February 2012, Mr. DePillo was appointed as Chief Lending Officer of Sterling Savings Bank, and his annual base salary was adjusted to $500,000. In the event of any termination of employment, Mr. DePillo has no right to any termination benefit other than vested benefits payable under the terms of any executive or employee benefit programs maintained by Sterling in which he participates.

In the event of an involuntary termination of employment, Mr. DePillo has a right under the Sterling Savings Bank Severance Policy and Plan, which is generally applicable to all regular Sterling employees who have a qualifying involuntary termination and who do not otherwise have an agreement providing for severance type benefits, to severance pay equal to twelve weeks of his current base salary in exchange for a release agreement. Finally, Mr. DePillo is entitled to a payment equal to his unused vacation time upon termination and any other benefits that are earned and vested under the employee and executive benefit programs maintained by Sterling in which he participates.

The estimated total value of payments and benefits that would be due Mr. DePillo if he had been terminated on December 31, 2011 under the circumstances described above, are disclosed in the following table. Beginning in 2012, Mr. DePillo also became a participant in the Change in Control Plan, as described previously under the “Change in Control Plan” section.

David S. DePillo(1)

	Death ($)	Long- term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause ($)	Qualifying Termination Following Change in Control ($)
Severance or other Cash Payments(2)	0	0	0	0	80,769	80,769
Accelerated Vesting of Restricted Stock	0	0	0	0	0	0
Nonqualified Defined Contribution Plans(3)	0	0	0	0	0	0
Long-Term Disability Benefit(4)	0	140,000	0	0	0	0
Vacation Pay(5)	33,653	33,653	33,653	33,653	33,653	33,653

Total	33,653	173,653	33,653	33,653	114,422	114,422

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011. The post-employment payments in the table represent the amounts executive would be entitled to under the employment terms between the executive and Sterling as of December 31, 2011 and the benefit programs in which executive participates.

(2)	Severance is based on the Sterling Savings Bank Severance Policy and Plan, which provides for a minimum of 12 weeks of severance pay upon an involuntary termination.

(3)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(4)	Represents annual value of long-term disability insurance benefit equal to 40% of his year-end base pay of $350,000.

(5)	Assumes executive is entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

Steven D. Hauschild.    During 2011, Mr. Hauschild was employed as Executive Vice President and Chief Approval Officer of Sterling Savings Bank and his annual base salary was $210,000. Although Mr. Hauschild may be eligible in the future to receive equity awards, it is currently contemplated that Mr. Hauschild will not be considered for any additional bonus or be eligible to participate in any incentive plan until after 2012. In February 2012, Mr. Hauschild was appointed as Chief Credit Officer of Sterling Savings Bank, and his annual base salary was adjusted to $325,000. In the event of any termination of employment, Mr. Hauschild has no right to any termination benefit other than vested benefits payable under the terms of any executive or employee benefit programs maintained by Sterling in which he participates.

In the event of an involuntary termination of employment, Mr. Hauschild has a right under the Sterling Savings Bank Severance Policy and Plan, which is generally applicable to all regular Sterling employees who have a qualifying involuntary termination and who do not otherwise have an agreement providing for severance type benefits, to severance pay equal to twelve weeks of his current base salary in exchange for a release agreement. In the event of an involuntary termination or a termination for constructive discharge within 24 months after a change in control of Sterling, the Restricted Stock Units award under the 2010 Long-Term Incentive Plan will become fully vested. Finally, Mr. Hauschild is entitled to a payment equal to his unused vacation time upon termination and any other benefits that are earned and vested under the employee and executive benefit programs maintained by Sterling in which he participates.

The estimated total value of payments and benefits that would be due Mr. Hauschild if he had been terminated on December 31, 2011 under the circumstances described above, are disclosed in the following table. Beginning in 2012, Mr. Hauschild also became a participant in the Change in Control Plan, as described previously under the “Change in Control Plan” section.

Steven D. Hauschild(1)

	Death ($)	Long- term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause ($)	Qualifying Termination Following Change in Control ($)
Severance or other Cash Payments(2)	0	0	0	0	48,462	48,462
Accelerated Vesting of Restricted Stock	0	0	0	0	0	141,382
Nonqualified Defined Contribution Plans(3)	0	0	0	0	0	0
Long-Term Disability Benefit(4)	0	84,000	0	0	0	0
Vacation Pay(5)	20,192	20,192	20,192	20,192	20,192	20,192

Total	20,192	104,192	20,192	20,192	68,654	210,036

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011. The post-employment payments in the table represent the amounts executive would be entitled to under the employment terms between the executive and Sterling as of December 31, 2011 and the benefit programs in which executive participates.

(2)	Severance is based on the Sterling Savings Bank Severance Policy and Plan, which provides for a minimum of 12 weeks of severance pay upon an involuntary termination.

(3)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(4)	Represents annual value of long-term disability insurance benefit equal to 40% of his year-end base pay of $210,000.

(5)	Assumes executive is entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

Daniel G. Byrne.    During 2011, Mr. Byrne entered into a new employment agreement with Sterling, as described under “Employment Agreements” above.

Mr. Byrne’s SERP benefits for terminations other than death or following a change in control, are discounted to present value using a discount rate of 120% of the Applicable Federal Rate for December 2011 under Section 1274(d) of the Internal Revenue Code. The SERP benefits for termination due to death or following a change in control are based on a present value discount of seven percent as defined in the SERP document. The other payouts referenced in the “Potential Post-

Employment” section are calculated based on the terms described in the plan documents and according to any vesting, age, or service requirements. In accordance with the terms of his employment agreement in effect on December 31, 2011, the estimated total value of payments and benefits that would be due Mr. Byrne if he had been terminated on December 31, 2011 are disclosed in the following table.

Daniel G. Byrne(1)

	Death ($)	Long-term Disability ($)	Retirement or Resignation ($)	Termination for Cause ($)	Termination Without Cause ($)	Qualifying Termination Following Change in Control ($)
Severance or Other Cash Payments(2)	0	0	0	0	350,000	1,025,817
Accelerated Vesting of Stock Incentives	0	0	0	0	0	0
Accelerated Vesting of Restricted Stock	0	0	0	0	0	230,493
SERP(3)	429,856	781,158	781,158	0	781,158	429,856
Nonqualified Defined Contribution Plans(4)	241,243	241,243	241,243	241,243	241,243	241,243
Long-Term Disability Benefit(5)	0	141,000	0	0	0	0
Vacation Pay(6)	22,596	22,596	22,596	22,596	22,596	22,596

Total	693,695	1,185,997	1,044,997	263,839	1,394,997	1,950,005

(1)

All disclosure regarding post-employment payments in this table assumes that the executive separated from service on December 31, 2011 and any present value calculations are at 120% of the Applicable Federal Rate under Code § 1274(d). The post-employment payments in the table represent the amounts executive would have been entitled to under the employment agreement in existence on December 31, 2011 and benefit programs between the executive and Sterling.

(2)

Severance or other cash payments based on 2011 salary, plus Sterling’s 2011 cost for the benefits that Mr. Byrne is entitled to receive. No amount is included for bonus as no bonus was paid to Mr. Byrne in 2010 or 2011. The severance payment in the event of a qualifying termination following a change in control does not reflect any adjustment for Code §280G, because the severance payment is less than three times Mr. Byrne’s base amount as of December 31, 2011.

(3)

For consistency of reporting in this table, the SERP payments represent the present value of the benefit executive is entitled to under the SERP as of December 31, 2011, based on the assumptions described in footnote 1. These amounts differ from the amount reported in the Pension Benefits Table because the plan administrator uses different assumptions for financial accounting statement accrual purposes, which is the basis of the reporting in that table.

(4)	This represents the combined value in the Deferred Compensation Plans maintained by Sterling (see “Deferred Compensation Plans” in the “Components of Compensation” section).

(5)	Represents value of annual long-term disability insurance benefit equal to 60% of his year-end base pay of $235,000.

(6)	Assumes executive was entitled to maximum amount of accrued vacation time and did not use any vacation time during 2011.

Conditions and Obligations

Pursuant to their employment agreements that were in effect as of December 31, 2011, Mr. Seibly and Mr. Eckhardt were bound by a non-compete clause for a period of one year and a non-solicitation clause for a period of two years following a termination for cause or a voluntarily termination of employment with Sterling for reasons other than a constructive discharge or permanent disability. Mr. Seibly and Mr. Eckhardt may not, without prior express written approval of Sterling’s Board, directly or indirectly own or hold any proprietary interest in any corporate, partnership, sole proprietorship or other entity engaged in competition with Sterling or any of its affiliates. For a period of two years they may not solicit any customer or client of Sterling for a competitor, act on behalf of any competitor to interfere with the relationship between Sterling, its subsidiaries or affiliates and their employees, or solicit employees of Sterling, its subsidiaries or affiliates for new employment.

Neither Mr. Seibly or Mr. Eckhardt remain subject to the non-compete or non-solicitation clauses in the event their termination of employment is due to one of the following events, as defined under their employment agreements: a permanent disability; a without cause termination; a constructive discharge; or a termination upon a change in control.

Mr. Byrne is bound by a non-solicitation clause for a period of one year following a termination for reasons other than a permanent disability or a termination upon a change in control. Mr. Byrne may not solicit any customer or client of Sterling or any of its subsidiaries for a competitor organization. Mr. Byrne may not act on behalf of any competitor to interfere with the relationship between Sterling or its subsidiaries and their employees during the non-solicitation period and may not solicit employees for new employment without the prior written consent of Sterling.

Upon a violation of the non-compete provision by any of the executives, Sterling’s obligation to make payments, deliver shares of stock or provide for any benefits under the employment agreements, except to the extent vested and exercisable, shall cease.

The restricted stock unit award documents under the 2010 Long-Term Incentive Plan also contain a non-solicitation clause, prohibiting award recipients from soliciting clients or customers of Sterling for a business that competes with Sterling or from interfering with the relationship between Sterling and its employees, including soliciting employees for new employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2012, information as to shares of our common stock beneficially owned by each of our directors, executive officers, 5% or greater owners of our common stock, and by all of our executive officers and directors as a group. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the economic sense. In general, beneficial ownership includes voting or investment power over shares, as well as shares that a person has the right to acquire within 60 days. Except as otherwise noted, the shareholders named in the table below have sole voting and investment power over all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Common Stock(2)
Beneficial Owners of More than 5%
Thomas H. Lee Advisors, LLC 100 Federal Street, 35th Floor Boston, MA 02110	14,260,612	(3)	22.516
Warburg Pincus Private Equity X, L.P. 450 Lexington Avenue New York, NY 10017	14,260,607	(4)(5)	22.516
U.S. Department of the Treasury 1500 Pennsylvania Avenue, NW, Room 2312 Washington, DC 20220	5,836,178	(6)	9.410

Directors and Executive Officers
Howard P. Behar	50,000		*
Leslie S. Biller	530,304	(7)	*
Ellen R.M. Boyer	153		*
Robert G. Butterfield	1,926	(8)
Daniel G. Byrne	3,028	(9)	*
David A. Coulter	14,260,607	(4)(5)(10)	22.516
David S. DePillo	237,311	(11)	*
Robert C. Donegan	1,063	(12)	*
Ezra A. Eckhardt	35,114	(13)	*
C. Webb Edwards	0		*
William L. Eisenhart	10,329	(14)	*
Robert H. Hartheimer	22,730		*
Steven D. Hauschild	6,845	(15)	*
Scott L. Jaeckel	14,260,612	(3)(10)(16)	22.516
Michael F. Reuling	2,396	(17)	*
Patrick J. Rusnak	295	(18)	*
Andrew J. Schultheis	1,888
J. Gregory Seibly	14,597	(19)	*

All Directors and Executive Officers as a Group (18 persons)	29,439,198		45.536

*	Less than 1%

(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Sterling common stock over which he or she has voting or investment power and of which he or she has the right to acquire beneficial ownership within 60 days of January 31, 2012. The table includes shares owned by spouses, other immediate family members, in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held as restricted stock and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

(2)	Based on shares outstanding at January 31, 2012 of 62,023,347.

(3)

Shares listed as owned by THL are owned of record by Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. and THL Sterling Equity Investors L.P. (the “THL Funds”). Thomas H. Lee Equity Fund VI, L.P. is the holder of 7,134,979 shares of common stock and a portion of the Anchor Investor Warrant exercisable for 1,312,500 shares of common stock. Thomas H. Lee Parallel Fund VI, L.P. is the holder of 4,831,433 shares of common stock and a portion of the Anchor Investor Warrant exercisable for 1,312,500 shares of common stock. Thomas H. Lee Parallel (DT) Fund VI, L.P. is the holder of 843,956 shares of common stock and a portion of the Anchor Investor Warrant exercisable for 1,312,500 shares of common stock. THL Sterling Equity Investors, L.P. is the holder of 137,744 shares of common stock and a portion of the Anchor Investor Warrant exercisable for 1,312,500 shares of common stock. The general partner of the THL Funds is THL Equity Advisors VI, LLC. The sole member of THL Equity Advisors VI, LLC is Thomas H. Lee Partners, L.P., whose general partner is Thomas H. Lee Advisors, LLC. Mr. Jaeckel is a member of Thomas H. Lee Advisors, LLC and therefore may be deemed to beneficially own the shares of Sterling held by the THL funds. Mr. Jaeckel disclaims such ownership other than as a result of his pecuniary interest therein.

(4)

Warburg Pincus, a Delaware limited partnership, together with Warburg Pincus X Partners, L.P., an affiliated Delaware limited partnership (together, “WP X”), is the holder of 12,948,107 shares of common stock and the Anchor Investor Warrant exercisable for 1,312,500 shares of common stock. Warburg Pincus X, L.P., a Delaware limited partnership (“WP X LP”), is the general partner of WP X; Warburg Pincus X, LLC, a Delaware limited liability company (“WP X LLC”) is the general partner of WP X LP; Warburg Pincus Partners, LLC, a New York limited liability company (“WP Partners”) is the sole member of WP X LLC and Warburg Pincus & Co., a New York general partnership (“WP”) is the managing member of WP Partners. Warburg Pincus LLC, a New York limited liability company (“WP LLC”) manages WP X, and Messrs. Charles R. Kaye and Joseph P. Landy are each a Managing General Partner of WP and Managing Member and Co-President of WP LLC.

(5)

Under applicable securities laws, as a Partner of WP and a member and Managing Director of WP LLC, Mr. David A. Coulter may be deemed to be the beneficial owner of the common stock and the Anchor Investor Warrant held by WP X. See note (10) below.

(6)	The Treasury is the holder of 5,738,637 shares of common stock and a Warrant exercisable for 97,541 shares of common stock.

(7)	The Les and Sheri Biller Revocable Trust holds 530,304 shares of common stock.

(8)

Includes 130 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012, and 156 shares held as of December 31, 2011 for Mr. Butterfield’s individual account under the 401(k) Plan.

(9)

Includes 531 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012, and 963 shares held as of December 31, 2011 for Mr. Byrne’s individual account under the 401(k) Plan. Excludes 506 shares held by Sterling’s deferred compensation plans as of December 31, 2011.

(10)

Under applicable securities laws, Mr. Coulter and Mr. Jaeckel disclaim beneficial ownership of the common stock and the Anchor Investor Warrant, except to the extent of their respective pecuniary interest in such common stock or Anchor Investor Warrant.

(11)	The DePillo Family Trust holds 237,273 shares of common stock. Includes 38 shares held as of December 31, 2011 for Mr. DePillo’s individual account under the 401(k) Plan.

(12)	Includes 31 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012.

(13)

Includes 380 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012, and 10,072 shares held as of December 31, 2011 for Mr. Eckhardt’s individual account under the 401(k) Plan. Excludes salary stock awards previously granted in the form of mandatorily deferred stock units, as described in the Compensation Discussion and Analysis, for which Mr. Eckhardt had not yet received beneficial ownership as of January 31, 2012.

(14)	Includes 222 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012.

(15)

Includes 168 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012, and 451 shares held as of December 31, 2011 for Mr. Hauschild’s individual account under the 401(k) Plan.

(16)

Under applicable securities laws, as a member of Thomas H. Lee Advisors, LLC, Mr. Jaeckel may be deemed to be the beneficial owner of the common stock and the Anchor Investor Warrant held by THL Funds. See note (10) above.

(17)	Includes 180 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012.

(18)	Includes 13 shares held as of December 31, 2011 for Mr. Rusnak’s individual account under the 401(k) Plan.

(19)

Includes 455 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2012, and 2,438 shares held as of December 31, 2011 for Mr. Seibly’s individual account under the 401(k) Plan. Excludes salary stock awards previously granted in the form of mandatorily deferred stock units, as described in the Compensation Discussion and Analysis, for which Mr. Seibly had not yet received beneficial ownership as of January 31, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Sterling’s common stock that may be issued upon the exercise of options, warrants and rights under Sterling’s equity compensation plans as of December 31, 2011.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders:
Stock Options	15,800	$1,393.65	—
Restricted Stock Units (RSUs)(1)	301,373	N/A	—

Subtotal	317,173	$1,393.65	5,509,304	(2)
Equity compensation plans not approved by shareholders:	None	None	None

Total	317,173	$1,393.65	5,509,304	(2)

(1)

Does not include 54,761 vested mandatorily deferred stock units previously granted during 2011. Shares are scheduled to be issued and distributed on April 1, 2012 and October 1, 2012 as provided in the Agreements between Sterling and Messrs. Seibly and Eckhardt.

(2)

Sterling’s equity compensation plans provide that an aggregate total of up to 5,509,304 shares may be granted as stock options, restricted stock or other equity incentive awards authorized under the equity compensation plans.

TRANSFER RESTRICTIONS AND RIGHTS PLAN

Sterling has generated considerable going-forward tax benefits, including net operating loss carry-forwards and certain built-in losses (together, our “Tax Losses”). Our ability to use these net operating loss carry-forwards and built-in losses to offset future taxable income will be limited if we experience an “ownership change” as defined in Section 382 of the Internal Revenue Code.

In December 2010, our shareholders approved an amendment to our Articles of Incorporation (“Section 382 Articles Amendment”). The purpose of the Section 382 Articles Amendment is to protect our accumulated Tax Losses by limiting direct or indirect transfers of our common stock and certain other securities, that could increase the percentage of shares that is treated as being owned by Five-Percent Shareholders. The Section 382 Articles Amendment includes a mechanism to block the impact of such transfers while allowing non-Five-Percent Shareholders to sell their shares into the market and providing a mechanism for would-be purchasers to receive their money back in respect of prohibited transfers. For this purpose, a “Five-Percent Shareholder” is generally a person or group of persons treated as owning, for relevant tax purposes, five percent of Sterling’s outstanding stock, including our common stock, warrants and other of our securities, along with certain options and other derivatives (together, our “Securities”).

All of our Securities, even those Securities not subject to the transfer restrictions created by the 382 Articles Amendment are also subject to the shareholder rights plan we adopted in April 2010 (the “Rights Plan”), which provides an economic disincentive for any one person or group to become an owner, for relevant tax purposes, of five percent or more of our shares and for any existing Five-Percent Shareholders to acquire more than a specified amount of additional shares, subject to certain exceptions.

In connection with the Rights Plan, Sterling issued rights on each share of common stock outstanding as of April 14, 2010, and Sterling will issue additional rights on each share of common stock issued during the term of the plan. The rights will be exercisable by each relevant holder upon certain triggering events, such as any person becoming a Five-Percent Shareholder. Holders of rights (other than a Five-Percent Shareholder) will receive shares of preferred stock upon exercise or if our Board of Directors decides to exchange the rights. Our Board amended the Rights Plan effective on December 8, 2010 and extended the Rights Plan so that it will expire on the same date as the Section 382 Articles Amendment. For more information on our Rights Plan, see our Form 8-A and Form 8-K, and the related exhibits, filed with the SEC on April 15, 2010.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR STERLING FOR THE YEAR ENDING DECEMBER 31, 2012, AND ANY INTERIM PERIODS

The Audit Committee of the Board has appointed KPMG, LLP (“KPMG”) as the independent registered public accounting firm for Sterling and its subsidiaries for the year ending December 31, 2012, and any interim periods. Shareholders are being asked to ratify such appointment. KPMG has advised Sterling that it will have in attendance at the Annual Meeting one or more representatives who will be available to respond to appropriate questions presented at the Annual Meeting if they desire to do so. If the appointment of KPMG is not ratified by the required number of votes, the Board will review its future selection of independent registered public accounting firms.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of KPMG as the independent registered public accounting firm for Sterling for the fiscal year ending December 31, 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) served as Sterling’s independent registered public accounting firm for the fiscal year ended December 31, 2010. On May 9, 2011, Sterling informed BDO of its dismissal as Sterling’s independent registered public accounting firm. The Audit Committee of the Board recommended and approved this action following the conclusion of a formal review of proposals to perform independent audit services for 2011 fiscal year from three other firms and BDO.

The audit report of BDO on Sterling’s consolidated financial statements as of and for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The BDO audit report as of and for the year ended December 31, 2009 contained a “going concern” emphasis of matter. Otherwise, the audit report of BDO for this period did not contain any other adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and 2009 and any subsequent interim period through May 9, 2011, (i) there were no disagreements with BDO regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to such disagreement in connection with its opinion, and (ii) there were no reportable events as described in 304(a)(1)(v) of Regulation S-K under the Securities Act.

On May 10, 2011, the Audit Committee retained KPMG as Sterling’s new independent registered public accounting firm. During the years ended December 31, 2010 and 2009 and any subsequent interim period through May 10, 2011, Sterling has not consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sterling’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

The following table presents the aggregate fees and expenses billed to Sterling for the fiscal year ended December 31, 2010 by BDO, and the fiscal year ended December 31, 2011 by KPMG, for professional audit services rendered in connection with the audit of Sterling’s annual financial statements for the years ended December 31, 2010 and December 31, 2011 and fees billed for other services rendered by BDO and KPMG during those periods.

	Fiscal 2011	Fiscal 2010(1)
Audit Fees(2)	$777,000	$864,000
Audit Related Fees(3)	0	$29,000
Tax Fees(4)	0	$250,000
Other Fees(5)	0	0

Total	$777,000	$1,143,000

(1)	KPMG received no payments for Fiscal 2010.

(2)

Audit Fees consist of aggregate fees and expenses billed for professional services rendered for the audit of Sterling’s annual financial statements, the reviews of the financial statements included in Sterling’s periodic reports filed with the SEC on Forms 10-Q, SEC registration statement services, and the audits of the financial statements of Sterling’s subsidiaries. Fees for 2010 and 2011 include the integrated audit of Sterling’s consolidated financial statements and management’s report on the effectiveness of internal controls over financial reporting as required by the Public Company Accounting Oversight Board and the SEC.

(3)

Audit Related Fees consist of the aggregate fees and expenses billed for audit related services rendered during 2010. Types of services in this category were primarily audits of the employee benefit plans and consultation on accounting standards.

(4)	The types of tax services provided during 2010 primarily consisted of advice related to preparing Sterling’s corporate tax returns and tax consulting projects.

(5)	There were no other services provided by BDO or KPMG during 2010 and 2011.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

It is the responsibility of Sterling’s Audit Committee to pre-approve all audit and non-audit services provided by its independent registered public accounting firm. The Audit Committee has adopted a policy authorizing certain permissible audit and non-audit services to be performed by its independent registered public accounting firm with subsequent reporting and oversight required by the Audit Committee. Permissible services, not pre-approved pursuant to this policy, require specific review and approval prior to the engagement by the Audit Committee, or a designated member. Specific pre-approval of such permissible services with estimated fees of $2,500 or less may be waived via the de minimis exception rule. Procedures are in place to ensure the Audit Committee chairman is notified in the event the de minimis rule is used. All services rendered by and fees paid to its independent registered public accounting firm are reported to and monitored quarterly by the Audit Committee. The Audit Committee considers whether the provision of related audit services is compatible with maintaining the independent registered public accounting firm’s independence. To assist the Audit Committee in its oversight responsibilities, the pre-approval policy identifies the three basic principles of independence with respect to services provided by the independent registered public accounting firm, as well as the non-audit services the independent registered public accounting firm is prohibited from providing. All services provided by BDO in each of the last two fiscal years were pre-approved by the Audit Committee. All services provided by KPMG in the last fiscal year were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

During 2011, Directors Boyer, Donegan, Edwards and Hartheimer served on the Audit Committee, with Director Boyer serving as Chair. As more fully described in the Audit Committee Charter, the Audit Committee is responsible for overseeing Sterling’s accounting and financial reporting processes, including the quarterly reviews and the annual audit of Sterling’s consolidated financial statements by its independent registered public accounting firm, Sterling’s independent registered public accounting firm. KPMG currently serves as Sterling’s independent registered public accounting firm and has conducted the integrated audit of Sterling’s financial statements and internal control over financial reporting for 2011. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. The Audit Committee has appointed KPMG to serve as the independent registered public accounting firm to conduct an audit of Sterling’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2011, and all interim period reviews.

As part of fulfilling its responsibilities, the Audit Committee has reviewed and discussed Sterling’s audited financial statements with management. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526 (Communication with Audit Committees Concerning Independence) of the PCAOB and has discussed with the independent registered public accounting firm that firm’s independence.

Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements for 2011 be included in Sterling’s 2011 Annual Report on Form 10-K filed with the SEC.

Submitted by the Audit Committee of the Board of Sterling Financial Corporation.

Ellen R.M. Boyer, Chair

Robert C. Donegan

C. Webb Edwards

Robert H. Hartheimer

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Compensation and Governance Committee has reviewed and discussed with Sterling’s management the Compensation Discussion and Analysis contained in this report and based upon such review and discussion, the Compensation and Governance Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation and Governance Committee of the Board of Directors of Sterling Financial Corporation.

Leslie S. Biller, Chairman

Howard P. Behar

David A. Coulter

William L. Eisenhart

Scott L. Jaeckel

Michael F. Reuling

COMPENSATION AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation and Governance Committee served as an officer or employee of Sterling during fiscal 2011, is formerly an officer of Sterling, or has had any relationships or participated in any related party transactions that qualify as “interlocking” or cross-board memberships that are required to be disclosed under the rules and regulations of the SEC. See the “Interests of Directors Officers and Others in Certain Transactions” section in this proxy statement for a general description of transactions and relationships Directors and executive officers and their associates may have had with Sterling and its affiliates during the year.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

Sterling’s Audit Committee Charter authorizes the Audit Committee to conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. Related party transactions are not permitted unless approved by the Audit Committee or another independent body of the Board.

Certain of the Directors and executive officers of Sterling and its subsidiaries were customers of and had transactions with Sterling Savings Bank during 2011. In addition, certain Directors and executive officers are officers, directors or shareholders of corporations or members of partnerships that were customers of or had transactions with Sterling Savings Bank during 2011. All such transactions were in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, Sterling’s Directors, executive officers and beneficial owners of more than 10% of any registered class of Sterling equity securities are required to file reports of their ownership of Sterling’s securities and any changes in that ownership with the SEC. Based solely on its review of copies of these reports and on written representations from such reporting persons, Sterling believes that during 2011 such filing requirements were complied with, except that David DePillo, Ezra Eckhardt and J. Gregory Seibly each had one Form 4 that was not received by the SEC on a timely basis.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

It is presently anticipated that the 2013 Annual Meeting of shareholders of Sterling will be held on April 23, 2013. In order for any shareholder proposal to be considered for inclusion in the proxy materials of Sterling for the Annual Meeting on April 23, 2013, such proposals must be submitted, in writing to the Secretary of Sterling at Sterling’s corporate offices to be considered, by November 15, 2012, in accordance with the rules and regulations of the SEC.

Shareholders wishing to bring a proposal to be considered at the 2013 Annual Meeting of shareholders (but not include it in Sterling’s proxy materials) must provide written notice of such proposal to Sterling’s Secretary at Sterling’s corporate offices no later than February 8, 2013 to be considered timely. The persons named in the proxy card for the 2013 Annual Meeting will have discretionary authority to vote shares represented by the proxy card on any proposal introduced by a shareholder at the 2013 Annual Meeting unless the shareholder notifies Sterling on or before February 8, 2013 that the shareholder intends to introduce such proposal.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

ANNUAL REPORT

Sterling’s 2011 Annual Report on Form 10-K, including financial statements, is being mailed to shareholders with this proxy statement. Additional copies of the Annual Report on Form 10-K may be obtained without charge by writing to Shareholder Relations, Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201-0611. This proxy statement, Sterling’s 2011 Annual Report on Form 10-K and Sterling’s other reports filed with the SEC are also available on Sterling’s website at www.sterlingfinancialcorporation-spokane.com/corporategovernance after the reports are filed with the SEC. The SEC maintains a website located at www.sec.gov that also contains this information. The information on Sterling’s website and the SEC’s website is not part of this proxy statement.

STERLING FINANCIAL CORPORATION

111 NORTH WALL ST

SPOKANE,WA 99201

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote

FOR the following nominees for terms

ending in the year 2013.

1. Election of Directors

Nominees

For Withhold For All

All All Except

To withhold authority to vote for any

individual nominee(s), mark “For All

Except” and write the number(s) of the

nominee(s) on the line below.

01 Howard P. Behar 02 Leslie S. Biller 03 Ellen R.M. Boyer 04 David A.Coulter 05 Robert C. Donegan

06 C. Webb Edwards 07 William L. Eisenhart 08 Robert H. Hartheimer 09 Scott L. Jaeckel 10 Michael F. Reuling

11 J. Gregory Seibly

The Board of Directors recommends you vote FOR

the following proposal:

2 Approval of an advisory (non-binding)

resolution approving Sterling’s executive

compensation.

For Against Abstain

NOTE: Shares represented by a properly executed

proxy card will be voted in accordance with

instructions appearing on the proxy card and in the

discretion of the proxy agents as to any other

matters that may properly come before the Annual

Meeting of Shareholders or any adjournment or

postponement thereof.

The Board of Directors recommends you

vote 1 YEAR on the following proposal:

3 Approval of an advisory (non-binding)

resolution on the frequency of voting to

approve Sterling’s executive

compensation.

1 year 2 years 3 years Abstain

The Board of Directors recommends you vote FOR

the following proposal: For Against Abstain

4 Ratification of the appointment of KPMG, LLP as

the independent registered public accounting

firm for Sterling for the year ending December

31, 2012, and any interim periods.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000127315_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report

On Form 10-K is/are available at www.proxyvote.com .

STERLING FINANCIAL CORPORATION

Annual Meeting of Shareholders

April 25, 2012 10:00 AM

This proxy is solicited by the Board of Directors

The shareholder hereby appoint(s) J. Gregory Seibly, Ezra A. Eckhardt, Patrick J. Rusnak and Robert G.

Butterfield, and each of them, as proxy agents, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STERLING FINANCIAL CORPORATION that the shareholder is entitled to vote at the Annual

Meeting of Shareholders to be held at 10:00 AM, PDT on April 25, 2012, at the Hilton Hotel, Discovery Ballroom,

Section B, 301 W. 6th Street Vancouver, WA 98660, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000127315_2 R1.0.0.11699